As filed with the Securities and Exchange Commission on May 14, 2009

                           Securities Act Registration No. 333-145105
                           Investment Company Act Registration No. 811-22106

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 1

Tortoise Power and Energy Infrastructure Fund, Inc.

11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020

AGENT FOR SERVICE
David J. Schulte
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Copies of Communications to:

Steven F. Carman, Esq.	Joseph A. Hall, Esq.
Husch Blackwell Sanders LLP	Davis Polk & Wardwell
4801 Main Street, Suite 1000	450 Lexington Avenue
Kansas City, MO 64112	New York, NY 10017
(816) 983-8000	(212) 450-4000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered(1)	Maximum Offering Price Per Share(1)	Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock	200,000	$20.00	$5,000,000	$153.50(2)

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED          , 2009

PRELIMINARY PROSPECTUS
Common Shares
Tortoise Power and Energy Infrastructure Fund, Inc.
$20.00 per share

The Fund.  Tortoise Power and Energy Infrastructure Fund, Inc. (the "Fund," "we," "us" or "our") is a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  We intend to elect to be treated and to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").  We will be managed by Tortoise Capital Advisors, L.L.C. (the "Advisor"), an investment advisor specializing in managing portfolios of securities of master limited partnerships and other energy companies.  As of April 30, 2009, our Advisor managed investments of approximately $1.9 billion.

Investment Objectives.  Our primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.  There can be no assurance that we will achieve our investment objectives.

Investment Strategy.  We seek to provide stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  The securities in which we will invest include income-producing debt and equity securities.  Under normal circumstances, we plan to invest at least 80% of our total assets (including any assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.  Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution.  Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We will not invest more than 15% of our total assets in restricted securities, all of which may be illiquid securities, with certain exceptions as described more fully herein.

We seek to invest in a portfolio of companies focused solely on the power and energy infrastructure sectors. We believe this sector provides stable and defensive characteristics throughout economic cycles.  We anticipate that a significant portion of our portfolio will initially include investment grade debt securities, as well as dividend-paying equity securities.

No Prior Trading History.  Prior to this offering, there has been no public or private market for our common shares.  Shares of closed-end management investment companies frequently trade at prices lower than their net asset value (often referred to as a "discount"), which may increase investor risk of loss.  The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of this initial public offering.
(continued on following page)

Our strategy of investing primarily in securities issued by power or energy infrastructure companies, 15% of which may be restricted securities as described more fully herein, involves a high degree of risk.  You could lose some or all of your investment.  An investment in this fund may be considered speculative.  See "Risks" beginning on page      of this prospectus.  You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our common shares.

	Per Share	Total(1)
Public Offering Price	$ 20.00	$
Sales Load(2)	$	$
Proceeds, before expenses, to the Fund(3)	$	$
(1)
The underwriters named in this prospectus have the option to purchase up to             additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.  If the over-allotment option is exercised in full, the public offering price, sales load and proceeds, before expenses, to us will be                   ,                  , and                   , respectively.

(2)	The Advisor (not the Fund) has agreed to pay from its own assets a structuring fee to Wachovia Capital Markets, LLC. See "Underwriting."

(3)	In addition to the sales load, the Fund will pay offering costs estimated at approximately $ , which represents approximately $ per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about                         , 2009.
_____________________________________________________________________________

Wachovia Securities

The date of this prospectus is           , 2009

(continued from preceding page)

Exchange Listing.  Our common shares are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "TPZ."

Leverage.  We may borrow money, issue preferred stock or issue debt securities to the extent permitted by the 1940 Act.  These practices result in leverage.  Leverage creates an opportunity for increased income and capital appreciation for common stockholders, but, at the same time, it gives rise to special risks that may adversely affect common stockholders.  We will not incur leverage if, immediately following the creation of leverage, our leverage would be greater than 15% of our total assets.  If we utilize leverage, the common shares sold in this offering will be junior in liquidation and distribution rights to senior securities, such as preferred shares or debt securities, that we may issue.  Because our Advisor’s fee is based on total assets (including any assets acquired with the proceeds of leverage), our Advisor’s fee will be higher if we utilize leverage.  There can be no assurance that a leveraged strategy will be successful during any period in which it is used.  See "Leverage" and "Risks – Risks Related to Our Operation – Leverage Risk."

This prospectus sets forth information about us that a prospective investor should know before investing.  You should read this prospectus and retain it for future reference.  A Statement of Additional Information, dated               , 2009, containing additional information about us, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page __  of this prospectus, by calling toll-free 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas  66211.  You can also obtain a copy of our Statement of Additional Information and our future annual and semi-annual reports to stockholders on our Advisor’s website (http://www.tortoiseadvisors.com).  Information included on our Advisor’s website is not incorporated into this prospectus.  You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-5850 for information.  The SEC charges a fee for copies.  You can obtain the same information free from the SEC’s website (http://www.sec.gov) on which you may view our Statement of Additional Information, all materials incorporated by reference, and other information about us.  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street N.E., Room 1580, Washington, D.C.  20549.

Our common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

    You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with any different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus.  The Fund’s business, financial condition and prospects may have changed since that date.  The Fund will amend or supplement this prospectus to reflect material changes to the information contained in this prospectus to the extent required by applicable law.

_______________________________________________________

Until               , 2009 (25 days after the date of this prospectus) all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

_______________________________________________________

PROSPECTUS SUMMARY

This section is only a summary. It is not complete and may not contain all of the information you may want to consider before investing in our common shares.  You should review the more detailed information contained in this prospectus, including under the heading "Risks" beginning on page     .  Unless indicated otherwise in this prospectus or the context requires otherwise, all references in this prospectus to the "Fund," "we," "our" or "us" are to Tortoise Power and Energy Infrastructure Fund, Inc.

The Fund

We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act.  We intend to elect to be treated and to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

Investment Objectives

Our primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.  There can be no assurance that we will achieve our investment objectives.

Our Advisor

We will be managed by Tortoise Capital Advisors, L.L.C., an investment advisor specializing in managing portfolios of securities of master limited partnerships ("MLPs") and other energy companies.  As of April 30, 2009, our Advisor managed investments of approximately $1.9 billion in the energy sector, including the assets of four publicly traded closed-end management investment companies.  Each of our Advisor’s investment decisions will be reviewed and approved for us by its investment committee of five managing directors.  The managing directors have an average of over 23 years of debt and equity investment experience and three of the five managing directors have significant experience in managing portfolios of debt and equity securities that include the securities of issuers in the power and energy infrastructure sectors.

Investment Strategy

We seek to provide stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  The securities in which we will invest include income-producing debt and equity securities.  Under normal circumstances, we plan to invest at least 80% of our total assets (including any assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.  We define power and energy infrastructure operations as follows:

•	Power Infrastructure – The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

•
Energy Infrastructure – The ownership and operation of a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

Market Opportunity

We seek to invest in a portfolio of companies focused solely on the power and energy infrastructure sectors and that provide stable and defensive characteristics throughout economic cycles.  We believe that the current market conditions provide a favorable entry point for our strategy, with yield spreads above historical averages. Over time, we will seek to capitalize on relative value opportunities, with the ability to invest across the capital structure while minimizing risk.

We will focus on minimizing risk and volatility using our Advisor’s disciplined investment screening process, including proprietary risk and financial analysis. We anticipate that a significant portion of our portfolio will initially include investment grade debt securities, as well as dividend-paying equity securities. We intend to build a portfolio with companies that generally (i) have assets in diverse geographic locations across the U.S., (ii) transport, process, or distribute diverse energy products, or (iii) serve different end users.  Among other things, our non-fundamental policies (i) limit our investment in non-investment grade rated debt securities to no more than 20% of our total assets, (ii) limit our ability to incur leverage so that, immediately following the creation of leverage, our leverage is not in excess of 15% of our total assets, and (iii) require that we maintain at least 40% of our total assets in debt securities.

Targeted Investment Characteristics

Our investment strategy will be anchored in our Advisor’s fundamental principles of yield, quality and growth.  We anticipate that our targeted investments will generally have the following characteristics:

•
Essential Infrastructure Assets – Companies that operate critical tangible assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and experience relatively inelastic demand.

•	High Current Yield – Companies that generate a current cash return at the time of investment. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Predictable Revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with low commodity price risk.

•	Stable Cost Structures – Companies with relatively low maintenance expenditures and economies of scale due to operating leverage.

•	High Barriers to Entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.

•	Long-Lived Assets – Companies that operate tangible assets with long economic useful lives.

•
Experienced, Operations-Focused Management Teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience, and focus in their particular segments of the power and energy infrastructure sectors.

Power and Energy Infrastructure Investment

We believe that power and energy infrastructure companies will provide attractive investment opportunities for the following reasons:

The International Energy Administration ("IEA") projects that North American energy and electricity consumption will increase annually by 0.6% and 1.1%, respectively, from 2006 through 2030. This increase results in an overall energy and electricity consumption increase of approximately 15% and 30%, respectively, by 2030.

The power and energy infrastructure sectors have a growing need for capital to update and expand infrastructure assets.  In particular, these companies need capital to facilitate the construction of additional infrastructure assets, to modernize or maintain existing infrastructure assets, and to finance industry consolidation.  Power infrastructure investment has fallen short of demand growth for nearly 30 years, leading to inadequate capacity. The U.S. Department of Energy ("DOE") estimates that 70% of transmission lines and power transformers and 60% of circuit breakers are over 25 years old, which we understand to be well into their useful lives. Companies in the energy infrastructure sector expect to construct over 5,000 miles of natural gas pipelines and 2,000 miles of crude oil pipelines to support new sources of energy supply as well as replace and/or maintain existing infrastructure. The Federal Energy Regulatory Commission ("FERC") has created incentives to spur investment in power and energy infrastructure assets.

The IEA estimates that $3.4 trillion will need to be invested in such power and energy infrastructure internal growth projects from 2007 to 2030 in North America.  We expect such spending to finance upgrades and expansion of electric power infrastructure; pipeline infrastructure projects to support growing population centers; pipeline and storage terminal projects to increase the movement of crude oil across North America; and natural gas projects to develop infrastructure that efficiently connects new areas of supply to growing areas of demand. This investment should help alleviate congestion, upgrade or replace aged infrastructure and meet growing North American demand.

Experience of the Advisor

•
Experience Across Power and Energy Infrastructure Value Chain.  Our Advisor has significant expertise working with energy infrastructure companies and managed investments of approximately $1.9 billion in the energy infrastructure sector as of April 30, 2009.  The five members of our Advisor’s investment committee have, on average, over 23 years of debt and equity investment experience.  In addition to their experience at the Advisor, three of the five members of our Advisor’s investment committee were partners at Fountain Capital Management ("Fountain Capital") and have significant experience in managing portfolios of debt securities that included the securities of issuers in the power and energy infrastructure sectors.  Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors in the non-investment grade rated debt market.  The Advisor's philosophy places extensive focus on quality through proprietary models, including risk, valuation and financial models.

•
Strong Reputation, Deep Relationships and Access to Deal Flow.  Our Advisor has developed a strong reputation and deep relationships with issuers, underwriters and sponsors that we believe will afford us competitive advantages in evaluating, and managing investment opportunities.  Our Advisor, a pioneer in institutional direct placements with MLPs and other energy infrastructure companies, has participated in over 90 direct placements, private company investments and initial public offerings in which it has invested over $1.3 billion since 2002 through its publicly traded funds and other specialty vehicles.

•
Capital Markets Innovation. Our Advisor is a leader in providing investment, financing and structuring opportunities for its publicly traded funds and for its private funds.  Our Advisor believes its innovation includes the following highlights:

o	First publicly traded, closed-end management investment company focused primarily on investing in energy MLPs;
o	Led development of institutional MLP direct placements to fund acquisitions, capital projects and sponsor liquidity;
o	Completed the first follow-on common stock offering in a decade for a closed-end, management investment company; and
o
Established one of the first registered closed-end fund universal shelf registration statements and completed the first registered direct offering from a universal shelf registration statement for a closed-end fund.

These highlights should not be read as indications of our future performance, including whether our common shares will trade above, at or below our net asset value ("NAV").

•
Disciplined Investment Philosophy. Our Advisor’s senior investment professionals have substantial experience in structuring investments that balance the needs of power and energy infrastructure companies with appropriate risk control. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach will emphasize current income, low volatility and minimization of downside risk.  Our Advisor’s investment process involves an assessment of the overall attractiveness of the specific segment in which a power or energy infrastructure company is involved, the company’s specific competitive position within that segment, potential commodity price risk, supply and demand, regulatory considerations, the stability and potential growth of the company’s cash flows, and the company’s management track record.

Portfolio Securities

Targeted Investments.  We may invest in a wide range of securities expected to generate for us regularly recurring income. The securities in which we invest will primarily include:

o	Debt securities (primarily rated investment grade)
o	Dividend-paying equity securities

Up to 25% of the securities listed above may be securities issued by MLPs.

Temporary Investments and Defensive Investments.  Pending investment of the proceeds of this offering, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.  In addition, although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities.  The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Principal Investment Strategies

As a nonfundamental investment policy, under normal circumstances we plan to invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We have adopted the following additional nonfundamental investment policies:

•	We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets.

•	We will not invest more than 20% of our total assets in non-investment grade rated debt securities.

•
We will not invest more than 15% of our total assets in restricted securities, that are ineligible for resale under Rule 144A ("Rule 144A") under the Securities Act of 1933 ("1933 Act"), all of which may be illiquid securities.

•	We will invest a minimum of 40% of our total assets in debt securities.

•	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).

•	We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy above, the term "total assets" includes any assets obtained through leverage.  Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports).  Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders.  Unless otherwise stated, the investment restrictions described above apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.  See "The Fund" for more detailed information.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs).  These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Leverage

Once the proceeds of this offering have been fully invested in securities that meet our investment objectives, we may fund continued investment activities through the borrowing of money and the issuance of preferred stock and debt securities that represent the leveraging of our common shares.  The issuance of additional common shares will enable us to increase the aggregate amount of our leverage.  We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets, including the proceeds of such leverage.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Advisor’s fee is based upon a percentage of our "Managed Assets," our Advisor’s fee will be higher when we are leveraged.  Managed Assets is defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Therefore, our Advisor has a financial incentive to use leverage, which will create a conflict of interest between our Advisor and our common stockholders, who will bear the costs and risks of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See "Leverage" and "Risks — Risks Related to Our Operations — Leverage Risk."

We may in the future use interest rate transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See "Leverage — Hedging Transactions" and "Risks — Risks Related to Our Operations — Hedging Strategy Risk."

Conflicts of Interest

Conflicts of interest may arise from the fact that our Advisor and its affiliates carry on substantial investment activities for other clients in which we have no interest. Our Advisor or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, although their investment objectives may be the same as, or similar to, ours.

Our Advisor has written allocation policies and procedures that it will follow in addressing any conflicts.  When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion and in accordance with each client’s investment objectives and our Advisor’s procedures.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or their other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or their other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with power and energy infrastructure companies. See "Management of the Company  – Conflicts of Interest."

Advisor Information

The offices of our Advisor are located at 11550 Ash Street, Suite 300, Leawood, Kansas  66211.  The telephone number for our Advisor is (913) 981-1020 and our Advisor’s website is www.tortoiseadvisors.com.  Information posted to our Advisor’s website should not be considered part of this prospectus.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.  An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.  The Fund is designed as a long-term investment and not as a trading vehicle.  The Fund may be an appropriate investment for investors who are seeking:

●	potential high current income;

●	a fund focused primarily on the power and energy infrastructure sectors;
●	a fund whose capital structure will not be significantly leveraged;
●	a fund that will initially invest primarily in investment grade securities;
●	professional securities selection and active management by an experienced advisor.

An investment in the Fund involves a high degree of risk. Investors could lose some or all of their investment.

THE OFFERING
Common Shares Offered	of our common shares, excluding of our common shares issuable pursuant to the overallotment option granted to the underwriters.
Price Per Common Share	$20.00

Common Shares Outstanding After the Offering	of our common shares, excluding of our common shares issuable pursuant to the overallotment option granted to the underwriters.

Listing and Symbol	Our common shares are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "TPZ."
Use of Proceeds
We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objectives and policies and for working capital purposes.  Pending investment, we expect the net proceeds of this offering will be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  See "Use of Proceeds."

Fees
Pursuant to our investment advisory agreement, we will pay our Advisor a fee for its investment management services equal to an annual rate of 1.00% of our average monthly Managed Assets.  The fee will be calculated and accrued daily and paid quarterly in arrears.  See "Management of the Fund – Investment Advisory Agreement – Management Fee."

Regulatory Status	We are registered as a non-diversified, closed-end management investment company under the 1940 Act. See "Closed-End Fund Structure."

Tax Status
We intend to elect to be treated, and to qualify each year, as a RIC under the Code.  Assuming that we qualify as a RIC, we generally will not be subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders if we meet certain minimum distribution requirements.  To qualify as a RIC, we will be required to meet asset diversification tests, to meet an annual qualifying income test and to distribute substantially all of our income.  See "Certain U.S. Federal Income Tax Considerations."

Distributions
We intend to make monthly cash distributions of our investment company taxable income to common stockholders. We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions.  In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.

Various factors will affect the level of our income, such as our asset mix.  We may not be able to make distributions in certain circumstances.  To permit us to maintain a more stable distribution, our Board of Directors may from time to time cause us to distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions.  As a result, the distributions

paid by us for any particular period may be more or less than the amount of   income actually earned by us during that period. Undistributed income will add to our net asset value, and, correspondingly, distributions from undistributed income will deduct from our net asset value.   See "Distributions" and "Risks — Risks Related to Our Operations — Performance Risk."

Dividend Reinvestment Plan
We intend to have a dividend reinvestment plan for our stockholders that will be effective after completion of this offering.  Our plan will be an "opt out" dividend reinvestment plan.  As a result, if we declare a distribution after the plan is effective, a stockholder’s cash distribution will be automatically reinvested in additional common shares, unless the stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash distributions.  Stockholders who receive distributions in the form of common shares will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash.  See "Dividend Reinvestment Plan" and "Certain U.S. Federal Income Tax Considerations."

Risks
Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in our common shares you should consider carefully the following risks.  We are designed primarily as a long-term investment vehicle, and our common shares are not an appropriate investment for a short-term trading strategy.  An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objectives.

Risks Related to Our Operations

No Operating History. We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of an investment in our common shares could decline substantially and cause you to lose some or all of your investment.

General Securities Risk.  We expect to invest in securities that may be subject to certain risks, including:

Issuer Risk. The value of the securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products and services.

Credit Risk.  Credit risk is the risk that a security in our portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status.  We may invest up to 20% of our assets in debt securities that are rated non-investment grade.  Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds."  These securities are subject to a greater risk of default.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of certain income-generating securities generally will fall.

Reinvestment Risk. Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured or traded securities at market interest rates that are below our portfolio's current earnings rate. A decline in income could affect the NAV of our common shares or our overall return.

Call or Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to call or prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.

Valuation of Certain Securities. Certain investments with limited secondary markets may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.  Please see "–Valuation Risk."

Duration and Maturity Risk.  We have no set policy regarding the maturity or duration of any or all of our securities. Holding long duration and long maturity investments will magnify certain risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Current Capital Markets Environment Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The capital markets have experienced periods of significant volatility since the latter half of 2007. General market uncertainty has resulted in declines in valuation, greater volatility and less liquidity for a variety of securities.  During times of increased market volatility, we may not be able to sell portfolio securities readily at prices reflecting the values at which the securities are carried on our books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce prices in an illiquid market.

These market conditions have also resulted in widening credit spreads and a lack of price transparency in a variety of credit instruments, including debt securities. In such conditions, valuation of certain debt portfolio securities may be uncertain and/or result in sudden and significant valuation changes in our holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of distribution rates on the common shares.

The cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The prolonged continuation or further deterioration of current market conditions could adversely impact our portfolio.

Investment Grade Debt Securities Risk.  We intend to invest a portion of our assets in debt securities rated "investment grade" by nationally recognized statistical rating organizations ("NRSROs") or judged by our Advisor to be of comparable credit quality.  Although we do not intend to do so, we may invest up to 100% in such securities.  Investment grade debt securities are rated Baa3 or higher by Moody’s Investors Service ("Moody’s"), BBB- or higher by Standard & Poor’s Ratings Services ("S&P"), or BBB- or higher by Fitch, Inc. ("Fitch").  Investment grade debt securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade debt securities, commonly referred to as "junk bonds," because they are considered to be subject to fewer risks than non-investment grade debt securities.  Despite being considered to be subject to fewer risks than junk bonds, investment grade debt securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.  In addition, ratings are relative and subjective and not absolute standards of quality, and ratings do not assess the risk of a decline in market value.  Securities ratings are based largely on an issuer’s historical financial condition and the NRSRO’s analysis at the time of rating.  Consequently, the rating assigned to any particular debt security or instrument is not necessarily a reflection of an issuer’s current financial condition.  In addition, NRSROs may make assumptions when rating a debt security that turn out not to be correct, or may base their ratings on information that is not correct, either of which can result in a rating that is higher than would otherwise be the case.  It is also possible that NRSROs might not change their ratings of a particular debt security to reflect subsequent events on a timely basis.  Subsequent to our purchase of a debt security that is rated investment grade, the debt security may cease to be rated or its rating may be reduced, resulting in investment grade debt securities becoming junk bonds.  None of these events will require our sale of such securities, although our Advisor will consider these events in determining whether we should continue to hold the securities.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute "control" of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities.  Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously have recorded our investments. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, in limited circumstances we may have the right to cause some of those securities to be registered. If we have the right to cause such registration, the expenses of registering restricted securities may not be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell a security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A Securities Risk. The Fund may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.  To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk.  We intend to elect to be treated, and to qualify each year, as a "regulated investment company" under the Code.  To maintain our qualification for federal income tax purposes as a regulated investment company under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under "Certain U.S.  Federal Income Tax Considerations."  If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.  For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see

"Certain U.S.  Federal Income Tax Considerations" below.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

Power and energy infrastructure company equity prices are primarily influenced by distribution growth rates and prospects for distribution growth. Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.

Non-investment Grade Debt Securities Risk. We will not invest more than 20% of our total assets in debt securities rated non-investment grade by NRSROs or unrated securities of comparable quality.  Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated are determined by our Advisor to be of comparable credit quality.  Non-investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Non-investment grade securities tend to be less liquid than investment grade securities.  The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Securities ratings are based largely on an issuer’s historical financial condition and the NRSRO's analysis at the time of rating.  Consequently, the rating assigned to any particular debt security or instrument is not necessarily a reflection of an issuer’s current financial condition.  In addition, NRSROs may make assumptions when rating a debt security that turn out not to be correct, or may base their ratings on information that is not correct, either of which can result in a rating that is higher than would otherwise be the case.  It is also possible that NRSROs might not change their ratings of a particular debt security to reflect subsequent events on a timely basis.  Subsequent to our purchase of a debt security that is rated investment grade, the debt security may cease to be rated or its rating may be reduced, resulting in investment grade debt securities becoming junk bonds.  None of these events will require our sale of such securities, although our Advisor will consider these events in determining whether we should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse prices and liquidity several times, particularly at or around times of economic recession.  Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and to pay interest thereon or to refinance such securities.  The market for these securities may react in a similar fashion in the future.

Non-U.S. Securities Risk.  We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives.  This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers.  For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S.  Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.  Because we do not intend to invest more than 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers), we will not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad.  In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect our assets held in non-U.S. countries.  There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company.  Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies.  Non-U.S. markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in our missing attractive investment opportunities or experiencing a loss.  In addition, a portfolio that includes non-U.S. securities issued by non-U.S. issuers (including Canadian issuers) can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities.

When investing in securities issued outside of the U.S. by non-U.S. issuers (including Canadian issuers), there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.  We do not currently intend to reduce or hedge our exposure to non-U.S. currencies.  Such a decrease in the value of our investments when leverage is outstanding may result in our having to reduce the amount of leverage if our statutory or other asset coverage ratios fall below required amounts.  Such reduction of leverage may cause us to recognize a loss on transactions undertaken to reduce our leverage, resulting in a further decrease in our value.

Valuation Risk.  The fair value of certain of our investments may not be readily determinable.  The fair value of these securities will be determined pursuant to methodologies established by our Board of Directors.  While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security.  Fair value pricing involves judgments that are inherently subjective and inexact.  Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.  As a result, we may not be able to dispose of our holdings at a price equal to or greater than the fair value, which could have a negative impact on our NAV.

Fair value pricing involves judgments that are inherently subjective and inexact.  Our Advisor is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Advisor are based on the value of our average monthly Managed Assets.  See "Management of the Fund – Conflicts of Interest."

Quarterly Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Leverage Risk. Our use of leverage through borrowings or the issuance of preferred stock or debt securities, and any other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered "senior securities" for purposes of the 1940 Act. We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets, including the proceeds of such leverage.

Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Because our Advisor’s fee is based upon a percentage of our Managed Assets, our Advisor’s fee is higher when we are leveraged.  Therefore, our Advisor has a financial incentive to use leverage, which will create a conflict of interest between our Advisor and our common stockholders, who will bear the costs of our leverage.  Successful use of leverage depends on our Advisor’s ability to predict or to hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

We will pay (and the holders of our common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the senior securities, including higher advisory fees.  Accordingly, we cannot assure you that the issuance of senior securities will result in a higher yield or return to the holders of our common shares. Costs of the offering of senior securities will be borne immediately by our common stockholders and result in a reduction of net asset value of our common shares.  See "Leverage."

Hedging Strategy Risk. We may in the future use interest rate swap transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate swap transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. Economic costs of hedging are reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. In addition, our success in using hedging instruments is subject to our Advisor’s ability correctly to predict changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such  transactions.

Depending on the state of interest rates in general, our use of interest rate swap transactions could increase or decrease the cash available to us for payment of dividends or interest, as the case may be.  We will, however, accrue the amount of our obligations under any interest rate transactions and designate on our books and records with our custodian, an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount.  To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline and result in a decline in the NAV of our common shares. In addition, if the counterparty to an interest rate swap transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Liquidity Risk. Although some of the securities in which we invest may trade on the New York Stock Exchange ("NYSE"), NYSE Alternext US and the NASDAQ Market, certain of those securities may trade less frequently than those of larger companies that have larger market capitalizations. Additionally, certain securities may not trade on such exchanges (e.g., Rule 144A securities for which there generally is a secondary market of qualified institutional buyers) or may be unregistered and/or subject to lock-up periods (e.g., securities purchased in direct placements). The potential illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.  In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-Diversification Risk. We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are engaged in the same trade or business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs).  An inherent risk associated with any investment concentration is that we may be adversely affected if one or two of our investments perform poorly. Financial difficulty on the part of any single portfolio company would then expose us to a greater risk of loss than would be the case if we were a "diversified" company holding numerous investments.

Given our contemplated investments in MLPs and other entities that are treated as partnerships for U.S. federal income tax purposes, compliance with the qualifying income and asset diversification tests applicable to RICs presents unusual challenges and will require careful, ongoing monitoring.  The Advisor has experience monitoring such investments and will apply that experience to our investment portfolio.  There can be no assurance, however, that the Advisor will succeed under all circumstances in ensuring that we meet the requirements for RIC status, particularly given that certain determinations, such as whether a security in which we invest constitutes debt or equity for tax purposes, may not be free from doubt.

Unidentified Investments Risk. We have not entered into definitive agreements for any specific investments in which we will invest the net proceeds of this offering. As a result, you will not be able to evaluate the economic merits of investments we make with the net proceeds of this offering prior to your purchase of common shares in this offering. We will have significant flexibility in investing the net proceeds of this offering and may make investments with which you do not agree or do not believe are consistent with our targeted investment characteristics.

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies and private equity funds. In addition, recent tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue. Some of our competitors may have a lower cost of borrowing funds than we have, greater access to funding sources not available to us, or a less stringent set of regulatory constraints than those applicable to us.

Performance Risk. We intend to make regular cash distributions, no less than monthly, of all or substantially all of our investment company taxable income (other than long-term capital gains) to common stockholders.  We intend to pay common stockholders, at least annually, all or substantially all of our long-term capital gains. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. See "Distributions." Restrictions and provisions in any future credit facilities and debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax.  If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.  See "Certain U.S. Federal Income Tax Considerations." We cannot assure you that you will receive distributions at a particular level or at all. The equity securities in which we invest may not appreciate or may decline in value. The debt or preferred equity securities in which we invest may not make all required payments.  Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

Legal and Regulatory Change Risks. The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely affect the value of our investments, our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The Securities and Exchange Commission ("SEC"), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.  The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Advisor has been managing investments in portfolios of MLPs and other energy infrastructure companies since that time, including management of the investments of four publicly traded closed-end management investment companies, one of which has elected to be regulated as a BDC under the 1940 Act, and the management of the investments of two privately-held funds.  Our investments and those of the other funds managed by our Advisor are managed by our Advisor’s investment committee and we share many of the same officers as those funds.

Concentration Risk.  The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors.  The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments.  At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Conflicts Risk. Conflicts of interest may arise because our Advisor and its affiliates generally will be carrying on substantial investment activities for other clients in which we will have no interest. Our Advisor may have financial incentives to favor certain of such accounts over us. Any of its proprietary accounts and other customer accounts may compete with us for specific trades. Our Advisor may buy or sell securities for us that differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur in which we could be disadvantaged because of the investment activities conducted by our Advisor for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.  Our Advisor may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund.

Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with power or energy infrastructure companies. In addition, to the extent our Advisor sources, contemplates, structures, or makes private investments in power or energy infrastructure companies, certain employees of our Advisor may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a power or energy infrastructure company about which our Advisor has material nonpublic information.

Our investment opportunities may be limited by investment opportunities in companies that our Advisor is evaluating for other clients. To the extent a potential investment is appropriate for us and one or more other clients, our Advisor will need to fairly allocate that investment to us or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for us in which we cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Advisor will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Advisor that are the same as, different from, or made at a different time than positions taken for us.  Further, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances we plan to invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.  Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy.  Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors.  Specific risks of investing in the power and energy infrastructure sectors include the following:

Interest Rate Risk. A rising interest rate environment could adversely impact the performance of companies in the power and energy infrastructure sectors. Rising interest rates may increase the cost of capital for companies operating in these sectors.  A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Credit Rating Downgrade Risk. Power and energy infrastructure companies rely on access to capital markets as a source of liquidity for capital requirements not satisfied by operating cash flows.  Credit downgrades in the companies in which we invest may impact their ability to raise capital on favorable terms and increase their borrowing costs.

Terrorism and Natural Disasters Risk. Power and energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the power and energy infrastructure sectors and markets. Such events may also adversely affect our business and financial condition.

Natural risks, such as earthquakes, flood, lighting, hurricane and wind, are inherent risks in power and energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of power and energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the power and energy infrastructure sectors.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including those discussed below.  To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Operating Risk. The operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution involves many risks, including:

·	Equipment failure causing outages;
·	Transmission or transportation constraints, inoperability or inefficiencies;
·	Dependence on a specified fuel source, including the transportation of fuel;
·	Changes in electricity and fuel usage;
·	Availability of competitively priced alternative energy sources;
·	Changes in generation efficiency and market heat rates;
·	Lack of sufficient capital to maintain facilities;
·	Seasonality;
·	Changes in supply and demand for energy commodities;
·	Catastrophic events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences;
·	Structural, maintenance, impairment and safety problems and storage, handling, disposal and decommissioning costs associated with operating nuclear generating facilities; and
·	Environmental compliance.

Any of these risks could have an adverse effect on a company with power infrastructure operations and its securities.  Additionally, older generating equipment may require significant capital expenditures to keep them operating at peak efficiency.  This equipment is more likely to require periodic upgrading and improvement.  Breakdown or failure of an operating facility may prevent the facility from performing under applicable power sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.  A company’s ability to successfully and timely complete capital improvements to existing facilities or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a power infrastructure company could be subject to additional costs and / or the write-off of its investment in the project or improvement.  Any of these costs could adversely affect the value of securities in our portfolio.

As a result of the above risks and other potential hazards associated with the power infrastructure sector, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage.

Regulatory Risk. Issuers in the power infrastructure sector may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Power infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes, including any inability to obtain expected or contracted increases in electricity tariff rates or tariff adjustments for increased expenses, could adversely impact their results of operations. Furthermore, changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where power infrastructure companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business, including, but not limited to:

•    changes in the determination, definition or classification of costs to be included as reimbursable or pass-through costs;

•    changes in the definition or determination of controllable or non-controllable costs;

•    changes in the definition of events which may or may not qualify as changes in economic equilibrium;

•    changes in the timing of tariff increases; or

•    other changes in the regulatory determinations under the relevant concessions.

Any of the above events may result in lower margins for the affected businesses, which can adversely affect the operations of a power infrastructure company and hence the value of securities in our portfolio.

Prices for certain power infrastructure companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. The rates assessed for these rate-regulated power infrastructure companies by state and certain city regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Such rates are generally regulated based on an analysis of a company’s costs and capital structure, as reviewed and approved in a regulatory proceeding. While rate regulation is premised on the full recovery of prudently incurred costs and a reasonable rate of return on invested capital, there can be no assurance that the regulators will judge all of a power infrastructure company’s costs to have been prudently incurred, that the regulators  will not reduce the amount of invested capital included in the capital structure that the power infrastructure company’s rates are based upon or that the regulatory process in which rates are determined will always result in rates that will produce full recovery of a power infrastructure company’s costs, including regulatory assets reported in the balance sheet, and the return on invested capital allowed by the regulators.

Federal Energy Regulatory Commission Risk. FERC ruled in 2008 that it has jurisdiction under the Federal Power Act ("FPA") over the acquisition of certain power infrastructure company securities by investment advisers that are themselves public utility holding companies as defined under the Public Utility Holding Company Act of 2005 ("PUHCA 2005").  The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by our Advisor and its affiliates. A company is a holding company within the meaning of PUHCA 2005 and the FPA if it directly or indirectly owns, controls, or holds, with power to vote, 10 percent or more of the outstanding voting securities of a public utility company or of a holding company of any public utility company.  In general, a holding company under the FPA may not purchase, acquire or take a security or securities valued in excess of $10 million of any other public utility company or of a public utility holding company unless FERC has approved the transaction or an exemption or waiver is available.  Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by our Advisor and its affiliates.

Environmental Risk. Power infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state, local authorities, international treaties and foreign governmental authorities. These regulations generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Environmental laws and regulations affecting power generation and distribution are complex and have tended to become more stringent over time. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions.  Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, including potential regulatory and enforcement developments related to air emissions.

These laws and regulations have imposed, and proposed laws and regulations could impose in the future, additional costs on the operation of power plants. Power infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force power infrastructure companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in our portfolio could be adversely affected.

Power infrastructure companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if a power infrastructure company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, a power infrastructure company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

Competition Risk. The power infrastructure sector is characterized by numerous strong and capable competitors, many of which may have extensive and diversified developmental or operating experience (including both domestic and international experience) and financial resources. Further, in recent years, the power infrastructure sector has been characterized by strong and increasing competition with respect to both obtaining power sales agreements and acquiring existing power generation assets. In certain markets these factors have caused reductions in prices contained in new power sales agreements and, in many cases, have caused higher acquisition prices for existing assets through competitive bidding practices. The evolution of competitive electricity markets and the development of highly efficient gas-fired power plants have also caused, or are anticipated to cause, price pressure in certain power markets.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including those described below.  To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Pipeline Company Risk.  Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and Processing Company Risk.  Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields, which utilize their gathering and processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products, resulting in lower processing margins.

Propane Company Risk.  Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Midstream propane companies’ unit prices are largely based on safety in distribution coverage ratios, the interest rate environment and, to a lesser extent, distribution growth. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Supply & Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.  The length and severity of the current recession and its impact on companies in the energy infrastructure sector, cannot be determined.

The profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing.  A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Price Volatility Risk.  The volatility of energy commodity prices can indirectly affect certain entities that operate in the midstream segment of the energy infrastructure sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

Competition Risk. Even if reserves exist in areas accessed by the facilities of transporting and processing energy infrastructure companies, they may not be chosen by producers to gather, transport, process, fractionate, store or otherwise handle the natural gas, natural gas liquids, crude oil, refined petroleum products or coal that are produced.  They compete with others on the basis of many factors, including but not limited to geographic proximity to the production, costs of connection, available capacity, rates and access to markets.

Regulatory Risk.   Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies.

Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in computing their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public utility assets, if the pipeline establishes that the entities or individuals have an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis. If an MLP is unable to establish that its unitholders are subject to U.S. federal income taxation on the income generated by the MLP, FERC could disallow a substantial portion of the MLP’s income tax allowance. If FERC were to disallow a substantial portion of the MLP’s income tax allowance, the level of maximum tariff rates the MLP could lawfully charge could be lower than the MLP had been charging prior to such ruling or could be lower than the MLP’s actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

Risks Related to this Offering

Share Price Volatility. The trading price of our common shares following this offering may fluctuate substantially.  The price of the common shares that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common shares may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include the following:

•    changes in the value of our portfolio of investments;

•    price and volume fluctuations in the overall stock market from time to time;

•    significant volatility in the market price and trading volume of securities of similar investment companies;

•    our dependence on the power and energy infrastructure sectors;

•    our inability to deploy or invest our capital;

•    fluctuations in interest rates;

•    any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•    operating performance of companies comparable to us;

•    changes in regulatory policies with respect to investment companies;

•    our ability to borrow money or obtain additional capital;

•    losing RIC status under the Code;

•    actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•    general economic conditions and trends; or

•    departures of key personnel.

Market Risk. Before this offering, there was no public trading market for our common shares.  We cannot predict the prices at which our common shares will trade.  The initial public offering ("IPO") price for our common shares will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value.  Shares of companies offered in an IPO often trade at a discount to the IPO price due to sales load (underwriting discount) and related offering expenses.

In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their NAV and our stock may also be discounted in the market.  This characteristic is a risk separate and distinct from the risk that our NAV could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering.  We cannot assure you whether our common shares will trade above, at or below our NAV.  Whether investors will realize gains or losses upon the sale of our common shares will depend entirely upon whether the market price of our common shares at the time of sale is above or below the investor’s purchase price for our common shares.  Because the market price of our common shares is affected by factors such as NAV, dividend levels (which are dependant, in part, on expenses), supply of and demand for our common shares, stability of dividends, trading volume of our common shares, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above NAV or at, below or above the offering price.  In addition, if our common shares trade below their NAV, we will generally not be able to issue additional common shares at their market price without first obtaining the approval of our stockholders and our independent directors to such issuance.

Dilution Risk. If you purchase our common shares in this offering, the price that you pay will be greater than the NAV per common share immediately following this offering.  This is in large part due to the expenses incurred by us in connection with the consummation of this offering.  The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.

We are seeking approval from the Fund’s initial stockholders (i.e., the stockholders of the Fund prior to this offering) for the authority to sell common shares for less than NAV, subject to certain conditions listed in "Description of Capital Stock – Common Shares – Issuance of Additional Shares."  All investors who purchase common shares in this offering will be bound by such approval.  As a result, during the first year of the Fund’s operations, there will be no stockholder approval necessary or sought prior to any such issuance of common shares below NAV.  After the first year of the Fund’s operations, we intend to seek such approval from stockholders at each annual meeting of stockholders.  The issuance of additional shares of the Fund at below NAV will dilute the interest in the Fund’s assets, income and relative voting power of existing stockholders, including those who purchase common shares in this offering.

Takeover Risk. The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of the Fund or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our Board of Directors, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See "Description of Capital Stock." Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third-party bids for ownership of our Fund. These provisions may prevent any premiums being offered to you for our common shares.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by our management, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain levels of return, the availability to us of additional capital and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

-	our future operating results;
-	our business prospects and the prospects of our prospective investments;
-	the impact of investments that we expect to make;
-	the timing of distribution payments;
-	our informal relationships with third parties;
-	the dependence of our future success on the general economy and its impact on power and energy infrastructure companies;
-	the ability of our investments to achieve their objectives;
-	our expected financings and investments;
-	our regulatory structure and tax status;
-	our ability to operate as an investment company;
-	the adequacy of our cash resources and working capital;
-	the timing of cash flows, if any, from the operations of our investments; and
-	the size or growth prospects of all companies with power and energy infrastructure operations.

    For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under the heading "Risks." You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

SUM MARY OF FUND EXPENSES

The purpose of the table and example below is to assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. The following table shows the Fund’s expenses as a percentage of net assets attributable to common shares.  We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expense (as a percentage of offering price):

Sales Load	%[1]
Offering Expenses Borne by the Fund	%[2]
Dividend Reinvestment Plan Expenses	None[3]
Total stockholder transaction expenses paid	%

Annual Expenses (as a percentage of net assets attributable to common shares)[4]:
Management Fee (payable under investment advisory agreement)%[5]
Interest Payments on Borrowed Funds	%[6]
Other Expenses	%[7]
Total annual expenses	%[8]

1  For a description of the sales load and of other compensation paid to the underwriters by the Fund, see "Underwriting."  The Advisor (not the Fund) has agreed to pay from its own assets a structuring fee to Wachovia Capital Markets, LLC.  See "Underwriting".

2  The percentage reflects estimated offering expenses of approximately $                   .

3 The expenses associated with the administration of our dividend reinvestment plan are included in "Other Expenses." The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the plan agent under the plan. For more details about the plan, see "Dividend Reinvestment Plan."

4  Assumes leverage of approximately $            million determined using the assumptions set forth in footnote (6) below.

5  Although our management fee is 1.0% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means our total assets (including any assets purchased with any borrowed funds) minus the sum of accrued liabilities other than debt entered into for the purpose of leverage and the aggregate liquidation preference of any outstanding preferred shares. Net assets is defined as Managed Assets minus debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See "Management of the Fund — Investment Advisory Agreement — Management Fee."

6  We may borrow money or issue debt securities and/or preferred stock to provide us with additional funds to invest.  The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock.  The table above assumes we borrow for investment purposes approximately $            million, which reflects leverage in an amount representing 15% of our total assets (including such borrowed funds) assuming an annual interest rate of         % on the amount borrowed and assuming we issue                    million common shares.

7  "Other Expenses" includes our estimated overhead expenses, including payments to our transfer agent, our administrator and legal and accounting expenses.  The holders of our common shares indirectly bear the cost associated with such other expenses.

8 The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our common shares. The table presented below, unlike the table presented above, estimates what our annual expenses would be stated as a percentage of our Managed Assets.  As a result, our estimated total annual expenses would be as follows:

Management fee	1.00%
Interest Payments on Borrowed Funds	. %
Other expenses	. %
Acquired fund fees and expenses	. %
Total annual expenses	. %

As of the date of this Prospectus, the Fund has not commenced investment operations.  The "Other Expenses" shown in the table and related footnote above are based on estimated amounts for the Fund’s first year of operation unless otherwise indicated and assume that the Fund issues approximately _______ common shares.  If the Fund issues fewer common shares, all other things being equal, certain of these percentages would increase.  For additional information with respect to the Fund’s expenses, see "Management of the Fund" and "Dividend Reinvestment Plan."

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common shares. These amounts are based upon assumed offering expenses of              % and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $           after deducting both the sales load (underwriting discount) and estimated offering expenses of approximately $             paid by us. We expect to use the net proceeds from this offering to invest in accordance with our investment objectives and strategies and for working capital purposes.  We currently anticipate that we will be able to invest substantially all of the net proceeds in accordance with our investment objectives and policies by approximately three months after the completion of the offering, depending on market conditions.  Pending investment as described under the heading "The Fund," we expect the net proceeds of this offering will be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Until we are fully invested, the return on our common shares is expected to be lower than that realized after full investment in accordance with our investment objectives.

THE FUN D

We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Although we were organized as a corporation on July 5, 2007 under the laws of the State of Maryland, we have not commenced operations and intend to commence operations immediately following the closing of this offering. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. We intend to elect to be treated and to qualify as a RIC under the Code.

Our primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.  There can be no assurance that we will achieve our investment objectives.

Investment Strategy

We seek to provide stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  The securities in which we will invest include income-producing debt and equity securities.  Under normal circumstances, we plan to invest at least 80% of our total assets (including any assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.  We define power and energy infrastructure operations as follows:

•	Power Infrastructure – The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

•
Energy Infrastructure – The ownership and operation of a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

Market Opportunity

We seek to invest in a portfolio of companies focused solely on the power and energy infrastructure sectors and that provide stable and defensive characteristics throughout economic cycles.  We believe that the current market conditions provide a favorable entry point for our strategy, with yield spreads above historical averages. Over time, we will seek to capitalize on relative value opportunities, with the ability to invest across the capital structure while minimizing risk.

We will focus on minimizing risk and volatility using our Advisor’s disciplined investment screening process, including proprietary risk and financial analysis. We anticipate that a significant portion of our portfolio will initially include investment grade debt securities, as well as dividend-paying equity securities. We intend to build a portfolio with companies that generally (i) have assets in diverse geographic locations across the U.S., (ii) transport, process, or distribute diverse energy products, or (iii) serve different end users.  Among other things, our non-fundamental policies (i) limit our investment in non-investment grade rated debt securities to no more than 20% of our total assets, (ii) limit our ability to incur leverage so that, immediately thereafter, our leverage is not in excess of 15% of our total assets, and (iii) require that we maintain at least 40% of our assets in debt securities.

Targeted Investment Characteristics

Our investment strategy will be anchored in our Advisor’s fundamental principles of yield, quality and growth.  We anticipate that our targeted investments will generally have the following characteristics:

•
Essential Infrastructure Assets – Companies that operate critical tangible assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and experience relatively inelastic demand.

•	High Current Yield – Companies that generate a current cash return at the time of investment. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Predictable Revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with low commodity price risk.

•	Stable Cost Structures – Companies with relatively low maintenance expenditures and economies of scale due to operating leverage.

•	High Barriers to Entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.

•	Long-Lived Assets – Companies that operate tangible assets with long economic useful lives.

•
Experienced, Operations-Focused Management Teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience, and focus in their particular segments of the power and energy infrastructure sectors.

Power and Energy Infrastructure Investment

We believe that power and energy infrastructure companies will provide attractive investment opportunities for the following reasons:

The International Energy Administration ("IEA") projects that North American energy and electricity consumption will increase annually by 0.6% and 1.1%, respectively, from 2006 through 2030. This increase results in an overall energy and electricity consumption increase of approximately 15% and 30%, respectively by 2030.

The power and energy infrastructure sectors have a growing need for capital to update and expand infrastructure assets.  In particular, these companies need financing to facilitate the construction of additional infrastructure assets, to modernize or maintain existing infrastructure assets, and to finance industry consolidation.  Power infrastructure investment has fallen short of demand growth for nearly 30 years, leading to inadequate capacity. The U.S. Department of Energy ("DOE") estimates that 70% of transmission lines and power transformers and 60% of circuit breakers are over 25 years old, which we understand to be well into their useful lives. Companies in the energy infrastructure sector expect to construct over 5,000 miles of natural gas pipelines and 2,000 miles of crude oil pipelines to support new sources of energy supply as well as replace and/or maintain existing infrastructure. FERC has created incentives to spur investment in power and energy infrastructure assets.

The IEA estimates that $3.4 trillion will need to be invested in such power and energy infrastructure internal growth projects from 2007 to 2030 in North America.  We expect such spending to finance upgrades and expansion of electric power infrastructure; pipeline infrastructure projects to support growing population centers; pipeline and storage terminal projects to increase the movement of crude oil across North America; and natural gas projects to develop infrastructure that efficiently connects new areas of supply to growing areas of demand. This investment should help alleviate congestion, upgrade or replace aged infrastructure and meet growing North American demand.

Experience of the Advisor

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Experience Across Energy and Power Infrastructure Value Chain.  Our Advisor has significant expertise working with energy infrastructure companies and managed investments of approximately $1.9 billion in the energy sector as of April 30, 2009.  The five members of our Advisor’s investment committee have, on average, over 23 years of debt and equity investment experience.  In addition to their experience at the Advisor, three of the five members of our Advisor’s investment committee were partners at Fountain Capital and have significant experience in managing portfolios of debt securities that included the securities of issuers in the power and energy infrastructure sectors.  Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors in the non-investment grade rated debt market.  The Advisor's philosophy places extensive focus on quality through proprietary models, including risk, valuation and financial models.

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Strong Reputation, Deep Relationships and Access to Deal Flow.  Our Advisor has developed a strong reputation and deep relationships with issuers, underwriters and sponsors that we believe will afford us competitive advantages in evaluating and managing investment opportunities.  Our Advisor, a pioneer in institutional direct placements with MLPs and other energy infrastructure companies, has participated in over 90 direct placements, private company investments and initial public offerings in which it has invested over $1.3 billion since 2002 through its publicly traded funds and other specialty vehicles.

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Capital Markets Innovation. Our Advisor is a leader in providing investment, financing and structuring opportunities for its publicly traded funds and for its private funds.  Our Advisor believes its innovation includes the following highlights:

o	First publicly traded, closed-end management investment company focused primarily on investing in energy MLPs;
o	Led development of institutional MLP direct placements to fund acquisitions, capital projects and sponsor liquidity;
o	Completed the first follow-on common stock offering in a decade for a closed-end, management investment company; and
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Established one of the first registered closed-end fund universal shelf registration statements and completed the first registered direct offering from a universal shelf registration statement for a closed-end fund.

These highlights should not be read as indications of our future performance, including whether our common shares will trade above, at or below our NAV.

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Disciplined Investment Philosophy. Our Advisor’s senior investment professionals have substantial experience in structuring investments that balance the needs of power and energy infrastructure companies with appropriate risk control. In making its investment decisions, our Advisor intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach will emphasize current income, low volatility and minimization of downside risk.  Our Advisor’s investment process involves an assessment of the overall attractiveness of the specific segment in which a power or energy infrastructure company is involved, the company’s specific competitive position within that segment, potential commodity price risk, supply and demand, regulatory considerations, the stability and potential growth of the company’s cash flows and the company’s management track record.

Portfolio Securities

We will seek to achieve our investment objectives by investing in the following categories of securities:

Targeted Investments.  We may invest in a wide range of securities that generate income, including, but not limited to, debt securities and dividend paying equity securities.  Up to 25% of these securities may be securities issued by MLPs.  Our investments in securities that generate income may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, and payment in kind features. Our investments may have extended or no maturities, may be secured or unsecured and may be senior or junior subordinated.  Securities that generate income also may be subject to call features and redemption provisions.  We may invest in securities that generate income of any credit quality, including up to 20% of our total assets in debt securities rated non-investment grade (commonly referred to as "junk bonds"), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

Securities that generate income in which we may invest include, but are not limited to, the following types of securities:

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Debt Securities.  We may invest in debt securities, including bonds, debentures or other debt instruments, which are expected to provide a high level of current income.  These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower.  These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.  The base lending rate may be the London Inter-Bank Offer Rate ("LIBOR"), the prime rate offered by one or more major U.S. banks or some other base rate varying over time.  Certain of the bonds in which we may invest may have an extended or no maturity or may be zero coupon bonds.  We may invest in debt securities that are not rated or securities that are non-investment grade.  Certain of these securities may be securities issued by MLPs.

We may invest in a wide variety of income-generating securities that are rated or determined by the Advisor to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers.  Investment grade quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's), or if unrated are determined by the Advisor to be of comparable quality to the securities in which the Fund may otherwise invest.  Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody's or

Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality.  The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

We may invest up to 20% of our total assets in debt securities rated non-investment grade securities by NRSROS or unrated of comparable quality.  Non-investment grade securities are rated below Ba1 or lower by Moody’s, BB+ or lower by S&P, BB or lower by Fitch or, if unrated, determined by the Advisor to be of comparable quality.  The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high-yield bonds." The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by us more volatile and could limit our ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, we may have difficulties determining the fair market value of such investments.  To the extent we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on our Advisor’s credit analysis than would be the case when we invest in rated securities.

Because the risk of default is higher for non-investment grade securities than for investment grade securities, our Advisor’s research and credit analysis is an especially important part of managing securities of this type. Our Advisor will attempt to identify those issuers of non-investment grade securities whose financial condition our Advisor believes are adequate to meet future obligations or have improved or are expected to improve in the future. Our Advisor’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

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Securities of MLPs. In addition to debt securities issued by MLPs, we may invest in a wide range of equity securities issued by MLPs, including common units, convertible subordinated units, equity securities issued by affiliates of MLPs, I-Shares and LLC common units.  The following is a more detailed description of each such security.

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MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unitholders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions).  Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.  Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

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MLP Subordinated Units.  MLP subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for subordinated units.  The value of a convertible security is a function of its worth if converted into the underlying common units.  Subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

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Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of publicly traded limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions which are contractually defined in the partnership agreement and are typically 2% of the MLP’s aggregate cash distributions. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

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MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically an LLC, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer and such shares are generally freely tradeable in the open market.  The issuer of the I-Shares is taxed as a corporation.  However, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

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Limited Liability Company Units.  Some companies in which we may invest have been organized as LLCs and are generally characterized as MLPs in the marketplace.  Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with our investment objectives and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings.  LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met.  In the event of liquidation, LLC common unitholders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

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Dividend-Paying Equity Securities.  We may invest in other dividend-paying equity investments that are expected to pay dividends on a current basis.  Equity investments may include common and preferred stock, limited partner interests, LLC interests, general partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or LLCs. When we acquire these securities in unregistered transactions, we also may obtain registration rights that may include demand and "piggyback" registration rights.  We may receive warrants or other non-income producing equity securities.  We may retain such securities, including equity shares received upon conversion of convertible securities, until we determine it is appropriate in light of current market conditions to effect a disposition of such securities. Equity investments generally represent an equity ownership interest in an issuer.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own.  Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

Preferred equity generally has a preference over common equity in liquidation proceedings and for dividends.  As such, preferred equity is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock.   Preferred equity often contains provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call.  Preferred equity may not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period.

Restricted Securities.  We may invest up to 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities.  Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale.  Such securities are not freely tradeable in the open market.  This lack of liquidity creates special risks for us.  However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities.  Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Rule 144A Securities. The Fund may purchase Rule 144A securities, which are generally traded on a secondary market accessible to certain qualified institutional buyers.  Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards the Fund’s 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.  To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities.  We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).  These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.  See "Risks – Risks Related to Our Operations – Non-U.S. Securities Risk."

Temporary Investments and Defensive Investments.  Pending investment of the proceeds of this offering, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

 In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities.  The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Investment Process

Our Advisor’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors.  Although our Advisor uses research provided by broker dealers and investment firms when available, primary emphasis is placed on proprietary analysis and risk, financial and valuation models conducted and maintained by our Advisor’s in-house investment professionals.  To  determine whether a company meets its investment criteria, our Advisor will generally look for the targeted investment characteristics as described herein.

All decisions to invest in a company must be approved by the unanimous decision of our Advisor’s investment committee.

Investment Policies

We seek to achieve our investment objectives by investing in income-producing debt and equity securities of companies that our Advisor believes offer attractive distribution rates.

The following are our fundamental investment limitations set forth in their entirety. We may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

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make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the power and energy infrastructure sectors;

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underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

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purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

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purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

As a nonfundamental investment policy, under normal circumstances, we will invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We also have adopted the following additional nonfundamental policies:

•	We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets.

•	We will not invest more than 20% of our total assets in non-investment grade rated debt securities.

•	We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A, all of which may be illiquid securities.

•	We will invest a minimum of 40% of our total assets in debt securities.

•	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).

•	We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy above, the term "total assets" includes any assets obtained through leverage.  Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will  provide notice to stockholders of material changes in such policies (including notice through stockholder reports).  Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets obtained through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs).  These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

Subject to policies established by our Advisor and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

Proxy Voting Policies

We, along with our Advisor, have adopted proxy voting policies and procedures ("Proxy Policy") that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Advisor.

In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the company’s management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote in accordance with the recommendation of the company’s management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Advisor will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decisionmakers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Advisor’s investment committee and will be executed by our Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on one hand, and our Advisor, the underwriters, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to the Board of Directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Staffing

We do not currently have, nor do we expect in the future to have, any employees. Services necessary for our business will be provided by individuals who are employees of our Advisor, pursuant to the terms of the investment advisory agreement. See "Management of the Fund — Investment Advisory Agreement."

Properties

Our office is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Legal Proceedings

Neither we nor our Advisor are currently subject to any material legal proceedings.

LEVERAGE
Use of Leverage

We may borrow money or issue debt securities and/or preferred stock to provide us with additional funds to invest. The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock.  We will not incur leverage if, immediately thereafter, the leverage of the Fund is more than 15% of our total assets, including the proceeds from such leverage.  We generally will not use leverage unless our Board of Directors believes that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We do not anticipate using leverage where the estimated costs of using such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. However, in making the determination whether to use leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors, and actual returns vary depending on many factors. Our Board of Directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objectives and strategies.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common shares than if leverage is not used. Leverage capital would have complete priority upon distribution of assets over common shares. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objectives and strategies described in this prospectus. If shares of preferred stock are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be reset periodically. The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more. As long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Advisor in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long term benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will utilize leverage capital or, if leverage capital is utilized, that those instruments will be successful in enhancing the level of our total return. The NAV of our common shares will be reduced by the fees and issuance costs of any leverage capital. We do not intend to use leverage capital until the proceeds of this offering are fully invested in accordance with our investment objectives.

There is no assurance that outstanding amounts we borrow may be prepayable by us prior to final maturity without significant penalty, but we do not expect any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common shares, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common shares or cause fluctuations in the distributions paid on our common shares. The fee paid to our Advisor will be calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Advisor will be higher than if we did not use leverage. Consequently, we and our Advisor may have differing interests in determining whether to leverage our assets. Our Board of Directors will monitor our use of leverage and this potential conflict.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities in a principal amount of more than 33.33% of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Effects of Leverage

The following table is designed to illustrate the effect of leverage on the return to a holder of our common shares in the amount of approximately 15% of our total assets, assuming hypothetical annual returns of our portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See "Risks – Risks Related to Our Operations – Leverage."

	Assumed Portfolio Return (net of expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding Common Shares Return	( )%	( )%	( )%	%	%

Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest payments on any outstanding debt securities or preferred stock. We will, however, accrue the amount of our obligations under any interest rate transactions and designate on our books and records with our custodian, an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount.  To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. See "Risks – Risks Related to Our Operations – Hedging Strategy Risk."

MAN AGEMENT OF THE FUND

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Certain employees of our Advisor are responsible for our day-to-day operations. The names and ages of our directors and executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and executive officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and executive officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Board of Directors consists of a majority of directors who are not "interested persons" (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors"). The directors who are "interested persons" (as defined in the 1940 Act) are referred to as "Interested Directors." Under our Articles of Incorporation (the "Charter"), the Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held by Director/Officer
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director since inception	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, "Financial Services Review," (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	7	None
John R. Graham (Born 1945)	Class III Director since inception
Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company); Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			7	Kansas State Bank
Charles E. Heath (Born 1944)	Class II Director since inception	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst ("CFA") designation since 1974.	7	None

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held by Director/Officer
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Class III Director and Chairman of the Board since inception	Managing Director of the Advisor since 2002; Member, Fountain Capital Management ("Fountain Capital") (1990-present); Director and Chairman of the Board of each of TYG, TYY, TYN, TTO and the two private investment companies managed by the Advisor since its inception; formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	7	None
Terry C. Matlack (Born 1956)	Class II Director and Chief Financial Officer since inception
Managing Director of the Advisor since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. ("KCEP") (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Director and Chief Financial Officer of each of TYG, TYY, TYN, TTO and the two privately held investment companies managed by the Adviser since its inception; Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of TYG, TYY and TYN from November 2005 to April 2008, of TTO and one of the two private investment companies from their inception to April 2008, and of the other private investment company since its inception; CFA designation since 1985.
			7	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since inception
Managing Director of the Advisor since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of one of the two private investment companies since 2007 and of the other private investment company from 2007 to June 2008; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008; CFA designation since 1992.
			N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since inception
Managing Director of the Advisor since 2002; Partner, Fountain Capital (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the two private investment companies since 2007; Secretary of each of TYG, TYY, TYN and TTO from
			N/A	None

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held by Director/Officer
their inception to April 2007; CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception
Managing Director of the Advisor since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the two private investment companies since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.
			N/A	None

__________

(1)
This number includes four publicly traded closed-end funds (Tortoise Energy Infrastructure Corporation ("TYG"), Tortoise Energy Capital Corporation ("TYY"), Tortoise North American Energy Corporation ("TYN") and Tortoise Capital Resources Corporation ("TTO"), two privately-held closed-end funds and the Fund. Our Advisor also serves as the investment advisor to these funds.

(2)	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered "interested persons" within the meaning of the 1940 Act.

Other Senior Investment Professionals

Rob Thummel joined the Advisor in 2004 as an Investment Analyst. In September 2008, he was appointed President of TYN. Previously, Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of Great Plains Energy from 1998 to 2004 and a Senior Auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a master of Business Administration from the University of Kansas and a Bachelor of Science in Accounting from Kansas State University.

Bernard Colson joined the Advisor in 2007 as an Investment Analyst.  Previously, Mr. Colson was an Investment Analyst at Waddell & Reed from 2004 to 2006 where he covered the electric utilities and media industries.  Prior to Waddell & Reed, Mr. Colson was an Investment Analyst at Citigroup Asset Management from 2001 to 2004, where he covered the electric utilities and was a member of the Large Cap Core portfolio management team.  He received a Bachelor of Arts degree in Sociology from Yale University and a Master of Business Administration from the University of Michigan Business School.  Mr. Colson is a CFA Charter holder.

Audit and Valuation Committee

Our Board of Directors has a standing Audit and Valuation Committee that consists of three Independent Directors of the Fund: Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.  The Audit and Valuation Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, review the investment valuations proposed by our Advisor’s investment committee and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit and Valuation Committee has at least one member who is deemed to be a financial expert and operates under a written charter approved by the Board of Directors. The Audit and Valuation Committee meets periodically, as necessary.

Nominating and Governance Committee

We have a Nominating and Governance Committee that consists exclusively of our three Independent Directors: Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath.  The Nominating and Governance Committee’s function is to: (1) identify individuals qualified to become Board members, consistent with criteria approved by our Board of Directors, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders and to fill any vacancies; (2) monitor the structure and membership of Board committees; (3) review issues and developments related to corporate governance issues and develop and recommend to the Board of Directors corporate governance guidelines and procedures to the extent necessary or desirable; (4) evaluate and make recommendations to the Board of Directors regarding director compensation; and (5) oversee the evaluation of the Board of Directors. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with our Bylaws.

Compliance Committee

We have a Compliance Committee that consists exclusively of our three Independent Directors: Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).  The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board of Directors or committee chair deems appropriate.

Board Compensation

Our directors and officers who are interested persons will receive no salary or fees from us. Each Independent Director will receive from us a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board of Directors or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board of Directors meeting). Independent Directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The annual retainer of each Independent Director and for the chairman of the Audit and Valuation Committee and other Committee Chairmen will be determined by the Board of Directors after completion of this offering.

We do not compensate our officers. No director or officer is entitled to receive pension or retirement benefits from us and no director receives any compensation from us other than in cash.

Our Advisor

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment advisor, pursuant to which it will serve as our investment advisor. Our Advisor was formed in October 2002 and has been managing assets in portfolios of MLPs and other energy infrastructure companies since that time. Our Advisor also manages the investments of four publicly traded funds and two privately-held funds, all of which are non-diversified, closed-end management investment companies and one of which has elected to be regulated as a BDC under the 1940 Act.

Our Advisor is controlled equally by FCM Tortoise, L.L.C. ("FCM"), an affiliate of Fountain Capital and Kansas City Equity Partners, L.C. ("KCEP").  KCEP has no operations and is a holding company.  FCM has no operations and serves as a holding company.  Fountain Capital’s ownership in our Advisor was transferred to FCM, an entity with the same principals as Fountain Capital, effective as of August 2, 2007.  The transfer did not result in a change in control of our Advisor.

•	Our Advisor was formed in 2002 by Fountain Capital and KCEP to provide portfolio management services exclusively with respect to energy infrastructure investments.

•	Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors with respect to non-investment grade rated debt.

•
KCEP was formed in 1993 and managed KCEP Ventures II, L.P. ("KCEP II"), a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries. KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has distributed proceeds to its partners. KCEP I, L.P. ("KCEP I"), a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the Small Business Administration ("SBA"). The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder.

Our Advisor has 33 full-time employees, including the five members of the investment committee of our Advisor.

Investment Committee

Management of our portfolio is the responsibility of our Advisor. Each of our Advisor’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for the four publicly held funds, and the two privately-held funds managed by our Advisor.  Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. The members of our Advisor’s investment committee have an average of over 23 years of debt and equity investment experience. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee, and any one member of our Advisor’s investment committee can require our Advisor to sell a security. Biographical information about each member of our Advisor’s investment committee is set forth below.

Kevin Birzer

Kevin Birzer has been a Managing Director of TCA since 2002 and is also a Member with Fountain Capital.  Mr. Birzer has 28 years of investment experience, and began his career in 1981 at KPMG Peat Marwick.  His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department.  In 1990, Mr. Birzer co-founded Fountain Capital, a high yield bond management firm, where he remains a part owner.  He earned his CFA designation in 1988.

Zachary Hamel

Zachary Hamel has been a Managing Director of our Advisor since 2002 and is also a Partner with Fountain Capital. Mr. Hamel also serves as Senior Vice President of the four publicly traded funds and the two privately-held funds managed by our Advisor.  Mr. Hamel joined Fountain Capital in 1997 and covered the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corp. ("FDIC") for eight years as a Bank Examiner and a Regional Capital Markets Specialist.  He earned his CFA designation in 1998.

Ken Malvey

Ken Malvey has been a Managing Director of TCA since 2002 and is also Partner with Fountain Capital.  Mr. Malvey also serves as Senior Vice President and Treasurer of the four publicly traded funds and the two privately held funds managed by our Advisor and as the Chief Executive Officer of one of the privately held funds.  Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation.  Most recently, he was the Global Investment Risk Manger for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets.  Before joining GE Capital in 1996, he was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years.  He earned his CFA designation in 1996.

Terry Matlack

Terry Matlack has been a Managing Director of our Advisor since 2002 and serves as Chief Financial Officer and Director of the four publicly traded funds and the two privately-held funds managed by our Advisor.  From 2001 to 2002, Mr. Matlack was a full-time Managing Director at KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack has also served as the Executive Vice President and a board member of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He earned his CFA designation in 1985.

David Schulte

David Schulte has been a Managing Director of our Advisor since 2002 and serves as Chief Executive Officer and President of two of the publicly traded funds, and as Chief Executive Officer of the other two publicly traded funds and one of the privately-held funds managed by our Advisor, and as President of the other privately-held fund.  Previously, Mr. Schulte was a full-time Managing Director at KCEP from 1993 to 2002, where he led private financing for two growth MLPs. Mr. Schulte served on the Board of Directors of Inergy, LP, a propane gas MLP, from 2001 to 2004. Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co., Inc.  He is a certified public accountant ("CPA") and also earned his CFA designation in 1992.

The following table provides information about the other accounts managed on a day-to-day basis by each member of our Advisor’s investment committee as of December 31, 2008:

	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,20	0	$0
Zachary A. Hamel
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,20	0	$0
Kenneth P. Malvey
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,20	0	$0
Terry C. Matlack
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	1	$102,958,967	1	$102,958,967
Other accounts	200	$227,767,796	0	$0
David J. Schulte
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	1	$102,958,967	1	$102,958,967
Other accounts	200	$227,767,796	0	$0

Messrs. Birzer, Hamel, Malvey, Matlack and Schulte will not receive any direct compensation from us or any other of the managed accounts reflected in the table above. All such accounts are managed by our Advisor or Fountain Capital. All members of our Advisor’s investment committee are full-time employees of our Advisor and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control our Advisor, and each thus benefits from increases in the net income of our Advisor.

Conflicts of Interest

Our Advisor has a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that pay our Advisor an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund. Our Advisor has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion and in accordance with each client’s investment objectives and our Advisor’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in large volume transactions may produce better execution for us.

Our Advisor also serves as investment adviser for four other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector.  See "Management of the Fund – Our Advisor."

Our Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Advisor.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with power and energy infrastructure companies.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from such co-investing, our Advisor will allocate non-negotiated private placement investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

The fair value of certain securities will be determined pursuant to methodologies established by our Board of Directors. Fair value pricing involves judgments that are inherently subjective and inexact. Our Advisor is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Advisor are based on the value of our average monthly Managed Assets.

Investment Advisory Agreement

Management Services

Pursuant to an investment advisory agreement, our Advisor will be subject to the overall supervision and review of our Board of Directors, will provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objectives and strategies. Our Advisor also will determine from time to time what securities we purchase, what securities will be held or sold, and what portions of our assets will be held uninvested as cash, short-duration securities or in other liquid assets, will maintain books and records with respect to all of our transactions, and will report to our Board of Directors on our investments and performance.

Our Advisor’s services to us under the investment advisory agreement will not be exclusive, and our Advisor is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as our Advisor’s services to us are not impaired by the provision of such services to others.

Management Fee

For the services, payments and facilities to be furnished by our Advisor, we will pay our Advisor annual compensation in an amount determined by reference to the average monthly value of our "Managed Assets."  "Managed Assets" means our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Accrued liabilities are expenses incurred in the normal course of our operations.  The compensation owed to our Advisor following each calendar quarter will be determined by multiplying the Managed Assets by 0.25% (to provide an annualized fee of 1%).  Such compensation will be calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter.

If the investment advisory agreement is initiated or terminated during any month, the fee for that month will be reduced proportionately on the basis of the number of calendar days during which the agreement is in effect and the fee will be computed based on the average Managed Assets for the business days the agreement is in effect for that month.

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we will bear the expenses related to our formation and this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, will be provided and paid for by our Advisor and not us. The compensation and expenses borne by us include, but are not limited to, the following:

•
other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,

•
commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting, tax and legal services expenses,

•	taxes and interest,

•	governmental fees,

•	expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•
expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•
fees, expenses and disbursements of custodians and subcustodians for all services to us (including, without limitation. safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents, registrars and administrator for all services to us,

•	compensation and expenses of our directors who are not members of our Advisor’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares or notes,

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all expenses incurred in connection with our organization and the offering of our common shares, including this offering, but not including the structuring fee to be paid by our Advisor to Wachovia Capital Markets, LLC, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The investment advisory agreement was approved by our Board of Directors on May __, 2009.  The investment advisory agreement will become effective as of the close of this offering, or such later date as stockholder approval of the agreement is obtained.  Unless terminated earlier as described below, it will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Advisor. The investment advisory agreement may also be terminated by our Advisor without penalty upon not less than 60 days’ written notice to us.

Liability of Advisor

The investment advisory agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Advisor will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Advisor’s willful misconduct, bad faith or gross negligence or disregard by our Advisor of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Advisor’s obligations under that agreement.

Board Approval of the Investment Advisory Agreement

Our Board of Directors, including a majority of the Independent Directors, reviewed and approved the investment advisory agreement on May __, 2009. In considering the approval of the investment advisory agreement, our Board of Directors evaluated information provided by our Advisor and its legal counsel and considered various factors, including the following:

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Services.  Our Board of Directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.

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Comparison of Management Fee to Other Firms.  Our Board of Directors reviewed and considered, to the extent publicly available, the management fee arrangements of various groups of companies with business models that are similar to different aspects of our investment strategy.

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Experience of Management Team and Personnel.  Our Board of Directors considered the extensive experience of the members of our Advisor’s investment committee with respect to the specific types of investments we propose to make and their past experience with similar kinds of investments. Our Board of Directors discussed numerous aspects of our investment strategy with members of our Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our Advisor’s investment committee and investment professionals within the investment community.

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Provisions of Investment Advisory Agreement.  Our Board of Directors considered the extent to which the provisions of the investment advisory agreement were comparable to the investment advisory agreements of various groups of companies with business models that are similar to different aspects of our investment strategy, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, our Board of Directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

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Payment of Expenses.  Our Board of Directors considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. Our Board of Directors discussed how this structure was comparable to that of various groups of companies with business models that are similar to different aspects of our investment strategy.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent Directors, approved the investment advisory agreement and concluded that the management fee to be paid to our Advisor was reasonable in relation to the services to be provided.

License Agreement

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name "Tortoise" in our name. We will have the right to use the "Tortoise" name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we will have no legal right to the "Tortoise" name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

RIS KS

Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in our common shares you should consider carefully the following risks.  We are designed primarily as a long-term investment vehicle, and our common shares are not an appropriate investment for a short-term trading strategy.  An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objectives.

Risks Related to Our Operations

No Operating History. We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of an investment in our common shares could decline substantially and cause you to lose some or all of your investment.

General Securities Risk.  We expect to invest in securities that may be subject to certain risks, including:

Issuer Risk. The value of the securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products and services.

Credit Risk.  Credit risk is the risk that a security in our portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status.  We may invest up to 20% of our assets in debt securities that are rated non-investment grade.  Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds."  These securities are subject to a greater risk of default.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of certain income-generating securities generally will fall.

Reinvestment Risk. Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured or traded securities at market interest rates that are below our portfolio's current earnings rate. A decline in income could affect the NAV of our common shares or our overall return.

Call or Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to call or prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.

Valuation of Certain Securities. Certain investments with limited secondary markets may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.  Please see "–Valuation Risk."

Duration and Maturity Risk.  We have no set policy regarding the maturity or duration of any or all of our securities. Holding long duration and long maturity investments will magnify certain risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Current Capital Markets Environment Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The capital markets have experienced periods of significant volatility since the latter half of 2007. General market uncertainty has resulted in declines in valuation, greater volatility and less liquidity for a variety of securities.  During times of increased market volatility, we may not be able to sell portfolio securities readily at prices reflecting the values at which the securities are carried on our books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce prices in an illiquid market.  These market conditions have also resulted in widening credit spreads and a lack of price transparency in a variety of credit instruments, including debt securities. In such conditions, valuation of certain debt portfolio securities may be uncertain and/or result in sudden and significant valuation changes in our holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of distribution rates on the common shares.

The cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The prolonged continuation or further deterioration of current market conditions could adversely impact our portfolio.

Investment Grade Debt Securities Risk.  We intend to invest a portion of our assets in debt securities rated "investment grade" by NRSROs or judged by our Advisor to be of comparable credit quality.  Although we do not intend to do so, we may invest up to 100% in such securities.  Investment grade debt securities are rated Baa3 or higher by Moody’s, BBB- or higher by S&P, or BBB- or higher by Fitch.  Investment grade debt securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade debt securities, commonly referred to as "junk bonds," because they are considered to be subject to fewer risks than non-investment grade debt securities.  Despite being considered to be subject to fewer risks than junk bonds, investment grade debt securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.  In addition, ratings are relative and subjective and not absolute standards of quality, and ratings do not assess the risk of a decline in market value.  Securities ratings are based largely on an issuer’s historical financial condition and the NRSRO’s analysis at the time of rating.  Consequently, the rating assigned to any particular debt security or instrument is not necessarily a reflection of an issuer’s current financial condition.  In addition, NRSROs may make assumptions when rating a debt security that turn out not to be correct, or may base their ratings on information that is not correct, either of which can result in a rating that is higher than would otherwise be the case.  It is also possible that NRSROs might not change their ratings of a particular debt security to reflect subsequent events on a timely basis.  Subsequent to our purchase of a debt security that is rated investment grade, the debt security may cease to be rated or its rating may be reduced, resulting in investment grade debt securities becoming junk bonds.  None of these events will require our sale of such securities, although our Advisor will consider these events in determining whether we should continue to hold the securities.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute "control" of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities.  Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously have recorded our investments. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, in limited circumstances we may have the right to cause some of those securities to be registered. If we have the right to cause such registration, the expenses of registering restricted securities may not be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell a security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A Securities Risk. The Fund may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A under the 1933 Act will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.  To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk.  We intend to elect to be treated, and to qualify each year, as a "regulated investment company" under the Code.  To maintain our qualification for federal income tax purposes as a regulated investment company under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under "Certain U.S.  Federal Income Tax Considerations."  If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.  For additional information on the requirements imposed on regulated investment companies and the consequences of a failure to qualify, see "Certain U.S.  Federal Income Tax Considerations" below.

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

Power and energy infrastructure company equity prices are primarily influenced by distribution growth rates and prospects for distribution growth. Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.

Non-investment Grade Debt Securities Risk. We will not invest more than 20% of our total assets in debt securities rated non-investment grade by NRSROs or unrated securities of comparable quality.  Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated are determined by our Advisor to be of comparable credit quality.  Non-investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Non-investment grade securities tend to be less liquid than investment grade securities.  The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Securities ratings are based largely on an issuer’s historical financial condition and the NRSRO's analysis at the time of rating.  Consequently, the rating assigned to any particular debt security or instrument is not necessarily a reflection of an issuer’s current financial condition.  In addition, NRSROs may make assumptions when rating a debt security that turn out not to be correct, or may base their ratings on information that is not correct, either of which can result in a rating that is higher than would otherwise be the case.  It is also possible that NRSROs might not change their ratings of a particular debt security to reflect subsequent events on a timely basis.  Subsequent to our purchase of a debt security that is rated investment grade, the debt security may cease to be rated or its rating may be reduced, resulting in investment grade debt securities becoming junk bonds.  None of these events will require our sale of such securities, although our Advisor will consider these events in determining whether we should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession.  Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and to pay interest thereon or to refinance such securities.  The market for these securities may react in a similar fashion in the future.

Non-U.S. Securities Risk.  We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives.  This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers.  For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S.  Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.  Because we do not intend to invest more than 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers)  we will not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad.  In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect our assets held in non-U.S. countries.  There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company.  Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies.  Non-U.S. markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in our missing attractive investment opportunities or experiencing a loss.  In addition, a portfolio that includes securities issued by non-U.S. issuers (including Canadian issuers) can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities.

When investing in securities issued by non-U.S. issuers (including Canadian issuers), there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.  We do not currently intend to reduce or hedge our exposure to non-U.S. currencies.  Such a decrease in the value of our investments when leverage is outstanding may result in our having to reduce the amount of leverage if our statutory or other asset coverage ratios fall below required amounts.  Such reduction of leverage may cause us to recognize a loss on transactions undertaken to reduce our leverage, resulting in a further decrease in our value.

Valuation Risk.  The fair value of certain of our investments may not be readily determinable.  The fair value of these securities will be determined pursuant to methodologies established by our Board of Directors.  While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security.  Fair value pricing involves judgments that are inherently subjective and inexact.  Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.  As a result, we may not be able to dispose of our holdings at a price equal to or greater than the fair value, which could have a negative impact on our NAV.

Fair value pricing involves judgments that are inherently subjective and inexact.  Our Advisor is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Advisor are based on the value of our average monthly Managed Assets.  See "Management of the Fund – Conflicts of Interest."

Quarterly Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Leverage Risk. Our use of leverage through borrowings or the issuance of preferred stock or debt securities, and any other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered "senior securities" for purposes of the 1940 Act. We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets, including the proceeds of such leverage.

Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Because our Advisor’s fee is based upon a percentage of our Managed Assets, our Advisor’s fee is higher when we are leveraged.  Therefore, our Advisor has a financial incentive to use leverage, which will create a conflict of interest between our Advisor and our common stockholders, who will bear the costs of our leverage.  Successful use of leverage depends on our Advisor’s ability to predict or to hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

We will pay (and the holders of our common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the senior securities, including higher advisory fees.  Accordingly, we cannot assure you that the issuance of senior securities will result in a higher yield or return to the holders of our common shares. Costs of the offering of senior securities will be borne immediately by our common stockholders and result in a reduction of net asset value of our common shares.  See "Leverage."

Hedging Strategy Risk. We may in the future use interest rate swap transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate swap transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. Economic costs of hedging are reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. In addition, our success in using hedging instruments is subject to our Advisor’s ability correctly to predict changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Advisor’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate swap transactions could increase or decrease the cash available to us for payment of dividends or interest, as the case may be.  We will, however, accrue the amount of our obligations under any interest rate transactions and designate on our books and records with our custodian, an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount.  To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline and result in a decline in the NAV of our common shares. In addition, if the counterparty to an interest rate swap transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Liquidity Risk. Although some of the securities in which we invest may trade on the NYSE, NYSE Alternext US and the NASDAQ Market, certain of those securities may trade less frequently than those of larger companies that have larger market capitalizations. Additionally, certain securities may not trade on such exchanges (e.g., Rule 144A securities for which there generally is a secondary market of qualified institutional buyers) or may be unregistered and/or subject to lock-up periods (e.g., securities purchased in direct placements). The potential illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner.  In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-Diversification Risk. We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other  securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are engaged in the same trade or business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs).  An inherent risk associated with any investment concentration is that we may be adversely affected if one or two of our investments perform poorly. Financial difficulty on the part of any single portfolio company would then expose us to a greater risk of loss than would be the case if we were a "diversified" company holding numerous investments.

Given our contemplated investments in MLPs and other entities that are treated as partnerships for U.S. federal income tax purposes, compliance with the qualifying income and asset diversification tests applicable to RICs presents unusual challenges and will require careful, ongoing monitoring.  The Advisor has experience monitoring such investments and will apply that experience to our investment portfolio.  There can be no assurance, however, that the Advisor will succeed under all circumstances in ensuring that we meet the requirements for RIC status, particularly given that certain determinations, such as whether a security in which we invest constitutes debt or equity for tax purposes, may not be free from doubt.

Unidentified Investments Risk. We have not entered into definitive agreements for any specific investments in which we will invest the net proceeds of this offering. As a result, you will not be able to evaluate the economic merits of investments we make with the net proceeds of this offering prior to your purchase of common shares in this offering. We will have significant flexibility in investing the net proceeds of this offering and may make investments with which you do not agree or do not believe are consistent with our targeted investment characteristics.

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies and private equity funds. In addition, recent tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue. Some of our competitors may have a lower cost of borrowing funds than we have, greater access to funding sources not available to us, or a less stringent set of regulatory constraints than those applicable to us.

Performance Risk. We intend to make regular cash distributions, no less than monthly, of all or substantially all of our investment company taxable income (other than long-term capital gains) to common stockholders.  We intend to pay common stockholders, at least annually, all or substantially all of our long-term capital gains. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. See "Distributions." Restrictions and provisions in any future credit facilities and debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax.  If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.  See "Certain U.S. Federal Income Tax Considerations." We cannot assure you that you will receive distributions at a particular level or at all. The equity securities in which we invest may not appreciate or may decline in value. The debt or preferred equity securities in which we invest may not make all required payments.  Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

Legal and Regulatory Change Risks. The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely affect the value of our investments, our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.  The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our Advisor was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Advisor has been managing investments in portfolios of MLPs and other energy infrastructure companies since that time, including management of the investments of four publicly traded closed-end management investment companies, one of which has elected to be regulated as a BDC under the 1940 Act, and the management of the investments of two privately-held funds.  Our investments and those of the other funds managed by our Advisor are managed by our Advisor’s investment committee and we share many of the same officers as those funds.

Concentration Risk.  The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors.  The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy.  A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments.  At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Conflicts Risk. Conflicts of interest may arise because our Advisor and its affiliates generally will be carrying on substantial investment activities for other clients in which we will have no interest. Our Advisor may have financial incentives to favor certain of such accounts over us. Any of its proprietary accounts and other customer accounts may compete with us for specific trades. Our Advisor may buy or sell securities for us that differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur in which we could be disadvantaged because of the investment activities conducted by our Advisor for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.  Our Advisor may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund.

Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with power or energy infrastructure companies. In addition, to the extent our Advisor sources, contemplates, structures, or makes private investments in power or energy infrastructure companies, certain employees of our Advisor may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a power or energy infrastructure company about which our Advisor has material nonpublic information.

Our investment opportunities may be limited by investment opportunities in companies that our Advisor is evaluating for other clients. To the extent a potential investment is appropriate for us and one or more other clients, our Advisor will need to fairly allocate that investment to us or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for us in which we cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Advisor will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Advisor that are the same as, different from, or made at a different time than positions taken for us.  Further, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances we plan to invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.  Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy.  Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors.  Specific risks of investing in the power and energy infrastructure sectors include the following:

Interest Rate Risk. A rising interest rate environment could adversely impact the performance of companies in the power and energy infrastructure sectors. Rising interest rates may increase the cost of capital for companies operating in these sectors.  A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Credit Rating Downgrade Risk. Power and energy infrastructure companies rely on access to capital markets as a source of liquidity for capital requirements not satisfied by operating cash flows.  Credit downgrades in the companies in which we invest may impact their ability to raise capital on favorable terms and increase their borrowing costs.

Terrorism and Natural Disasters Risk. Power and energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the power and energy infrastructure sectors and markets. Such events may also adversely affect our business and financial condition.

Natural risks, such as earthquakes, flood, lighting, hurricane and wind, are inherent risks in power and energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of power and energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the power and energy infrastructure sectors.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including those discussed below.  To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Operating Risk. The operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution involves many risks, including:

•	Equipment failure causing outages;

•	Transmission or transportation constraints, inoperability or inefficiencies;

•	Dependence on a specified fuel source, including the transportation of fuel;

•	Changes in electricity and fuel usage;

•	Availability of competitively priced alternative energy sources;

•	Changes in generation efficiency and market heat rates;

•	Lack of sufficient capital to maintain facilities;

•	Seasonality;

•	Changes in supply and demand for energy commodities;

•	Catastrophic events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences;

•	Structural, maintenance, impairment and safety problems and storage, handling, disposal and decommissioning costs associated with operating nuclear generating facilities; and

•	Environmental compliance.

Any of these risks could have an adverse effect on a company with power infrastructure operations and its securities.  Additionally, older generating equipment may require significant capital expenditures to keep them operating at peak efficiency.

This equipment is more likely to require periodic upgrading and improvement.  Breakdown or failure of an operating facility may prevent the facility from performing under applicable power sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.  A company’s ability to successfully and timely complete capital improvements to existing facilities or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a power infrastructure company could be subject to additional costs and / or the write-off of its investment in the project or improvement.  Any of these costs could adversely affect the value of securities in our portfolio.

As a result of the above risks and other potential hazards associated with the power infrastructure sector, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage.

Regulatory Risk. Issuers in the power infrastructure sector may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Power infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes, including any inability to obtain expected or contracted increases in electricity tariff rates or tariff adjustments for increased expenses, could adversely impact their results of operations. Furthermore, changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where power infrastructure companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business, including, but not limited to:

•	changes in the determination, definition or classification of costs to be included as reimbursable or pass-through costs;

•	changes in the definition or determination of controllable or non-controllable costs;

•	changes in the definition of events which may or may not qualify as changes in economic equilibrium;

•	changes in the timing of tariff increases; or

•	other changes in the regulatory determinations under the relevant concessions.

Any of the above events may result in lower margins for the affected businesses, which can adversely affect the operations of a power infrastructure company and hence the value of securities in our portfolio.

Prices for certain power infrastructure companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. The rates assessed for these rate-regulated power infrastructure companies by state and certain city regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Such rates are generally regulated based on an analysis of a company’s costs and capital structure, as reviewed and approved in a regulatory proceeding. While rate regulation is premised on the full recovery of prudently incurred costs and a reasonable rate of return on invested capital, there can be no assurance that the regulators will judge all of a power infrastructure company’s costs to have been prudently incurred, that the regulators  will not reduce the amount of invested capital included in the capital structure that the power infrastructure company’s rates are based upon or that the regulatory process in which rates are determined will always result in rates that will produce full recovery of a power infrastructure company’s costs, including regulatory assets reported in the balance sheet, and the return on invested capital allowed by the regulators.

Federal Energy Regulatory Commission Risk.  FERC ruled in 2008 that it has jurisdiction under the FPA over the acquisition of certain power infrastructure company securities by investment advisers that are themselves public utility holding companies as defined under PUHCA 2005.  The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by our Advisor and its affiliates. A company is a holding company within the meaning of PUHCA 2005 and the FPA if it directly or indirectly owns, controls, or holds, with power to vote, 10 percent or more of the outstanding voting securities of a public utility company or of a holding company of any public utility company.  In general, a holding company under the FPA may not purchase, acquire or take a security or securities valued in excess of $10 million of any other public utility company or of a public utility holding company unless FERC has approved the transaction or an exemption or waiver is available.  Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by our Advisor and its affiliates.

Environmental Risk. Power infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state, local authorities, international treaties and foreign governmental authorities. These regulations generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Environmental laws and regulations affecting power generation and distribution are complex and have tended to become more stringent over time. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions.  Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, including potential regulatory and enforcement developments related to air emissions.

These laws and regulations have imposed, and proposed laws and regulations could impose in the future, additional costs on the operation of power plants. Power infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force power infrastructure companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in our portfolio could be adversely affected.

Power infrastructure companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if a power infrastructure company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, a power infrastructure company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

Competition Risk. The power infrastructure sector is characterized by numerous strong and capable competitors, many of which may have extensive and diversified developmental or operating experience (including both domestic and international experience) and financial resources. Further, in recent years, the power infrastructure sector has been characterized by strong and increasing competition with respect to both obtaining power sales agreements and acquiring existing power generation assets. In certain markets these factors have caused reductions in prices contained in new power sales agreements and, in many cases, have caused higher acquisition prices for existing assets through competitive bidding practices. The evolution of competitive electricity markets and the development of highly efficient gas-fired power plants have also caused, or are anticipated to cause, price pressure in certain power markets.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including those described below.  To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Pipeline Company Risk.  Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and Processing Company Risk.  Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields, which utilize their gathering and processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products, resulting in lower processing margins.

Propane Company Risk.  Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Midstream propane companies’ unit prices are largely based on safety in distribution coverage ratios, the interest rate environment and, to a lesser extent, distribution growth. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Supply & Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.  The length and severity of the current recession and its impact on companies in the energy infrastructure sector, cannot be determined.

The profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing.  A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Price Volatility Risk.  The volatility of energy commodity prices can indirectly affect certain entities that operate in the midstream segment of the energy infrastructure sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

Competition Risk. Even if reserves exist in areas accessed by the facilities of transporting and processing energy infrastructure companies, they may not be chosen by producers to gather, transport, process, fractionate, store or otherwise handle the natural gas, natural gas liquids, crude oil, refined petroleum products or coal that are produced.  They compete with others on the basis of many factors, including but not limited to geographic proximity to the production, costs of connection, available capacity, rates and access to markets.

Regulatory Risk.   Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies.

Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in computing their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public utility assets, if the pipeline establishes that the entities or individuals have an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis. If an MLP is unable to establish that its unitholders are subject to U.S. federal income taxation on the income generated by the MLP, FERC could disallow a substantial portion of the MLP’s income tax allowance. If FERC were to disallow a substantial portion of the MLP’s income tax allowance, the level of maximum tariff rates the MLP could lawfully charge could be lower than the MLP had been charging prior to such ruling or could be lower than the MLP’s actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

Risks Related to this Offering

Share Price Volatility. The trading price of our common shares following this offering may fluctuate substantially.  The price of the common shares that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common shares may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance.  These factors include the following:

•	changes in the value of our portfolio of investments;

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of similar investment companies;

•	our dependence on the power and energy infrastructure sectors;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies with respect to investment companies;

•	our ability to borrow money or obtain additional capital;

•	losing RIC status under the Code;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends; or

•	departures of key personnel.

Market Risk. Before this offering, there was no public trading market for our common shares.  We cannot predict the prices at which our common shares will trade.  The IPO price for our common shares will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value.  Shares of companies offered in an IPO often trade at a discount to the IPO price due to sales load (underwriting discount) and related offering expenses.

In addition, shares of closed-end investment companies have in the past frequently traded at discounts to their NAV and our stock may also be discounted in the market.  This characteristic is a risk separate and distinct from the risk that our NAV could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering.  We cannot assure you whether our common shares will trade above, at or below our NAV.  Whether investors will realize gains or losses upon the sale of our common shares will depend entirely upon whether the market price of our common shares at the time of sale is above or below the investor’s purchase price for our common shares.  Because the market price of our common shares is affected by factors such as NAV, dividend levels (which are dependant, in part, on expenses), supply of and demand for our common shares, stability of dividends, trading volume of our common shares, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above NAV or at, below or above the offering price.  In addition, if our common shares trade below their NAV, we will generally not be able to issue additional common shares at their market price without first obtaining the approval of our stockholders and our independent directors to such issuance.

Dilution Risk. If you purchase our common shares in this offering, the price that you pay will be greater than the NAV per common share immediately following this offering.  This is in large part due to the expenses incurred by us in connection with the consummation of this offering. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.

We are seeking approval from the Fund’s initial stockholders (i.e., the stockholders of the Fund prior to this offering) for the authority to sell common shares for less than NAV, subject to certain conditions listed in "Description of Capital Stock – Common Shares – Issuance of Additional Shares."  All investors who purchase common shares in this offering will be bound by such approval.  As a result, during the first year of the Fund’s operations, there will be no stockholder approval necessary or sought prior to any such issuance of common shares below NAV.  After the first year of the Fund’s operations, we intend to seek such approval from stockholders at each annual meeting of stockholders.  The issuance of additional shares of the Fund at below NAV will dilute the interest in the Fund’s assets, income and relative voting power of existing stockholders, including those who purchase common shares in this offering.

Takeover Risk. The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of the Fund or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our Board of Directors, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See "Description of Capital Stock." Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third-party bids for ownership of our Fund. These provisions may prevent any premiums being offered to you for our common shares.

NET ASSET VALUE

We will determine and publish the NAV of our common shares on at least a monthly basis and at such other times as our Board of Directors may determine.  The NAV per common share equals our NAV divided by the number of outstanding common shares. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine fair value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors.  Securities for which market quotations are readily available shall be valued at "market value."  If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter ("OTC") market on which the security is principally traded, up to the time of valuation, is used.  If there were no reported sales on the security's principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Debt securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A debt security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value.  Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities.  The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount.

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Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.  See "Management of the Fund – Conflicts of Interest."

DIS TRIBUTIONS

   Once we are fully invested and to the extent we receive income, we intend to make monthly cash distributions of our investment company taxable income to common stockholders.  We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions.  In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.  Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss, reduced by deductible expenses.  For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax.  If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.  See "Certain U.S. Federal Income Tax Considerations."  We intend to pay common stockholders at least annually all or substantially all of our investment company taxable income.

Various factors will affect the level of our income, such as our asset mix.  To permit us to maintain a more stable distribution, we may from time to time distribute less than the entire amount of income earned in a particular period.  The undistributed income would be available to supplement future distributions.  As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period.  Undistributed income will add to our NAV and, correspondingly, distributions from undistributed income will deduct from our NAV.  If a stockholder’s common shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common stock under the Automatic Dividend Reinvestment Plan unless a stockholder elects to receive distributions in cash.  If a stockholder elects to receive distributions in cash, payment will be made by check.  See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan ("Plan") through the facilities of the Depository Trust Company ("DTC") and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. in additional common shares (unless a stockholder is ineligible or elects otherwise).  If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive to determine what arrangements can be made to set up their account to participate in the Plan.  In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, Inc., as dividend paying agent.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to, or by calling, the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next dividend.

Whenever we declare a distribution payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares.

We will use primarily newly-issued common shares to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value.  However, we reserve the right to instruct the Plan Agent to purchase shares in the open-market in connection with its obligations under the Plan.  The number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date.  Market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices.  If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (including brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.  If the participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rate share of brokerage commissions on the shares sold plus a $15.00 transaction fee.  The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.  See "Certain U.S. Federal Income Tax Considerations."

Experience under the Plan may indicate that changes are desirable.  Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted.  The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination.  Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her.  If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan.  If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction.  If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below.  The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof.  The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan.  Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. c/o Computershare, Inc., P.O. Box 43078, Providence, Rhode Island 02940-3078.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share, and up to 10,000,000 shares of preferred stock, $0.001 par value per share. Upon completion of this offering, we will have            of our common shares issued and outstanding. Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders are generally not liable for our debts or obligations.

The following table provides information about our outstanding capital stock upon completion of this offering (assuming the underwriter’s overallotment option is not exercised):

Title of Class	Number of Shares Authorized	Number of Shares Held by the Fund or for its Account	Number of Shares Outstanding
Common Stock	100,000,000	0
Preferred Stock	10,000,000	0	0

Common Shares

All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income of, or other distributions from, us unless all accumulated dividends on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Holders of our common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common shares will have equal dividend, liquidation and other rights.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders.  We are seeking approval from the Fund’s initial stockholders (i.e., the stockholders of the Fund prior to this offering) for the authority to sell common shares for a price that is less than NAV per share, subject to certain conditions listed below.  All investors who purchase common shares in this offering will be bound by such approval.  As a result, during the first year of the Fund’s operations, there will be no stockholder approval sought prior to any issuance of common shares at a price that is less than NAV per share.  After the first year of the Fund’s operations, we intend to seek such approval from stockholders at each annual meeting of stockholders.  The issuance of additional shares of the Fund at below NAV will dilute the interest in the Fund’s assets, income and relative voting power of existing stockholders, including those who purchase common shares in this offering.

The number of shares that we may sell at a price below NAV per share in one or more public or private offerings may not exceed twenty-five percent (25%) of our then outstanding common stock.  We believe that having the ability to issue and sell shares of common stock at a price below NAV per share benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times.  When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act.  We expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities.  If our initial stockholders approve the proposal, the Fund will only issue shares of its common stock at a price below NAV per share pursuant to this stockholder proposal if the following conditions are met:

•
a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s independent directors have determined that any such sale would be in the best interests of the Fund and its stockholders;

•
a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Fund of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount;

•
if the net proceeds of any such sale are to be used to make investments, a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth; and

•
the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

Preferred Shares

We may, but are not required to, issue preferred shares. As long as we remain subject to the 1940 Act at the time of a preferred share offering, we will be subject to the 1940 Act restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

As long as we are subject to the 1940 Act, the holders of any preferred shares, voting separately as a single class, will have the right to elect at least two members of our Board of Directors at all times. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See "Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law." As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our preferred shares are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred shares will reduce the leverage applicable to our common shares, while any resale of our preferred shares will increase that leverage.

The discussion above describes the possible offering of our preferred shares. If our Board of Directors determines to proceed with such an offering, the terms of our preferred shares may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our Board of Directors, without the approval of the holders of our common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.

The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws that have been filed as exhibits to our registration statement.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore expect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, only one class of directors will be elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.

Our classified board could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

   Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions

We are covered by the Maryland Control Share Acquisition Act (the "Control Share Act"), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-

thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, and by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

We are covered by the Maryland Business Combination Act (the "Business Combination Act"), which provides that "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders.  The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.

The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a qualified publicly traded partnership.  A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (i) its "investment company taxable income," as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders.  However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31).  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

The Fund intends to invest a portion of its assets in MLPs.  Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of the RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. The Fund intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules and not more than 25% of the value of the Fund’s total assets will be invested in the securities of publicly traded partnerships.

Distributions paid to you by the Fund from its investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earning and profits. A portion of such distributions (if designated by the Fund) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities such as REITs, or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 15%) to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation that for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our common shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011. Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income.  Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Sales and other dispositions of the Fund’s common shares generally are taxable events.  You should consult your own tax advisor with reference to your individual circumstances to determine whether any particular transaction in the Fund’s common shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the common shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical common shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 35%, while long-term capital gain realized before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns.

If the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.  A stockholder may elect not to have all dividends and distributions automatically reinvested in shares of common shares of the Fund pursuant to the Plan.  If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash.  For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the stockholder in open-market purchases, for U.S. federal income tax purposes, the stockholder will be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash.  If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CLOSE D-END FUND STRUCTURE

We are registered as a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund) under the 1940 Act. Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if a stockholder wishes to sell shares of such a closed-end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value. Mutual funds also generally offer new shares on a continuous basis to new investors and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

When shares of closed-end funds are traded, they frequently trade at a discount to their NAV. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the closed-end fund’s net asset value may decrease as a result of investment activities. Our conversion to an open-end mutual fund would require an amendment to our Charter. Our shares of common stock are expected to be listed on the NYSE under the trading or "ticker" symbol "TPZ."

UNDERWRITING

Wachovia Capital Markets, LLC is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of common shares of beneficial interest set forth opposite the underwriter’s name.

Underwriter	Number of Common Shares
Wachovia Capital Markets, LLC

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) shown in the table above if any of the common shares are purchased.

The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $      per share. The sales load we will pay of $      per share is equal to   of the initial public offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $      per share on sales to other dealers. If all of the common shares are not sold at the initial public offering price, the representative may change the public offering price and other selling terms.  Investors must pay for any common shares purchased on or before          , 2009. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation. The Advisor (and not the Fund) has agreed to pay to Wachovia Capital Markets, LLC, from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of              ..  If the over-allotment option is not exercised, the structuring fee paid to Wachovia Capital Markets, LLC will not exceed          % of the gross offering proceeds.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the underwriters in connection with, the review by FINRA of the terms of the sale of the common shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the common shares.  The total amount of such expenses paid by the Fund will not exceed          % of the gross offering proceeds.

The total amount of the underwriters’ additional compensation payments by the Advisor and, in the case of the expenses described above, the Fund, will not exceed          % of the gross offering proceeds. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will not exceed            % of the gross offering proceeds.

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to         additional common shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional common shares approximately proportionate to that underwriter’s initial purchase commitment.

We have agreed that, for a period of 180 days from the date of this prospectus, we will not, without the prior written consent of Wachovia Capital Markets, LLC, on behalf of the underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. Wachovia Capital Markets, LLC, in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

The underwriters have undertaken to sell common shares to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading. The common shares are expected to be listed on the New York Stock Exchange under the symbol "TPZ".

The following table shows the sales load that we will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional common shares.

Paid by Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

We and our Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No underwriter, however, is obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wachovia Capital Markets, LLC, on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters’ over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representative may agree to allocate a number of common shares to underwriters for sale to their online brokerage account holders. The representative will allocate common shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

Prior to this offering, there has been no public or private market for our common shares or any other of our securities.  Consequently, the offering price for the common shares was determined by negotiation among us, our Advisor and the representative. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business.

Prior to the initial public offering of common shares, common shares from the Fund were purchased in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wachovia Capital Markets, LLC is 375 Park Avenue, New York, New York 10152.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                        , serves as our independent registered public accounting firm.                                        will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. Our financial statements as of May 5, 2009 and for the period from July 5, 2007 (the date of our incorporation) through May 5, 2009 included herein have been audited by                                      . Their report on these financial statements is included herein.

ADMIN ISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

                                 serves as our administrator.  We pay the administrator a fee computed at               .

                                   serves as our custodian. We pay the custodian a fee computed at                                                                 .

The transfer agent and registrar for our common shares is Computershare Trust Company, N.A. and its affiliate, Computershare, Inc., serves as our dividend paying agent.

LEGAL MATTERS

The validity of the common shares offered hereby will be passed upon for us by Husch Blackwell Sanders LLP, Kansas City, Missouri. Certain legal matters in connection with the offering will be passed upon for the underwriters by Davis Polk & Wardwell, New York, New York.

 INDEX TO FINANCIAL STATEMENTS

F-1

Until               , 2009 (25 days after the date of this prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

Tortoise Power and Energy Infrastructure Fund, Inc.

Common Shares

_______________

PROSPECTUS

      , 2009
_______________

Wachovia Securities

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

                            , 2009

Tortoise Power and Energy Infrastructure Fund, Inc., a Maryland corporation (the "Fund"), is a nondiversified, closed-end management investment company.

This Statement of Additional Information, relating to the Fund’s common shares, does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                   , 2009. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Fund’s prospectus prior to purchasing common shares. A copy of the prospectus may be obtained without charge from the Fund by calling 1-866-362-9331. You also may obtain a copy of the Fund’s prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus. This Statement of Additional Information is dated                              , 2009.

No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The prospectus and this Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.  Capitalized terms not defined herein are used as defined in the prospectus.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED ________ ____, 2009

USE OF PROCEEDS

The net proceeds of this offering will be approximately $           after deducting both the sales load (underwriting discount) and estimated offering expenses of approximately $             paid by us. We expect to use the net proceeds from this offering to invest in accordance with our investment objectives and strategies and for working capital purposes. We currently anticipate that we will be able to invest substantially all of the net proceeds in accordance with our investment objectives and policies by approximately three months after the completion of the offering, depending on market conditions.  Pending investment as described in the prospectus under the heading "The Fund," we expect the net proceeds of this offering will be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. Until we are fully invested, the return on our common shares is expected to be lower than that realized after full investment in accordance with our investment objectives.

INVESTMENT POLICIES AND TECHNIQUES

The Fund’s primary investment objective is to provide a high level of current income consistent with a secondary objective of capital appreciation. The Fund seeks to provide its stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.

Under normal circumstances, the Fund will invest at least 80% of its total assets (including assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

The following information supplements the discussion of the Fund’s investment objectives, policies and techniques that are described in the prospectus and contains more detailed information about the types of instruments in which the Fund may invest, strategies the Advisor may employ in pursuit of the Fund’s investment objectives and a discussion of related risks.

Principal Investment Strategies

As a nonfundamental investment policy, under normal circumstances we plan to invest at least 80% of our total assets (including assets obtained through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We also have adopted the following additional nonfundamental policies:

•	We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets.

•	We will not invest more than 20% of our total assets in non-investment grade rated debt securities.

•
We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A ("Rule 144A") under the Securities Act of 1933 ("1933 Act"), all of which may be illiquid securities.

•	We will invest a minimum of 40% of our total assets in debt securities.

•	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).

•	We will not engage in short sales.

In addition, to comply with federal tax requirements for qualification as a regulated investment company ("RIC"), our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs).

These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

As used for the purpose of each nonfundamental investment policy above, the term "total assets" includes any assets we obtain through leverage.  Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports).  Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenues from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

Leverage

Once the proceeds of this offering have been fully invested in securities that meet our investment objectives, we may fund continued investment activities through the borrowing of money and the issuance of preferred stock and debt securities that represent the leveraging of our common shares. The issuance of additional common shares will enable us to increase the aggregate amount of our leverage.  We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets, including the proceeds of such leverage.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Advisor’s fee is based upon a percentage of our "Managed Assets", our Advisor’s fee will be higher when we are leveraged.  Managed Assets is defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).  Therefore, our Advisor has a financial incentive to use leverage, which will create a conflict of interest between our Advisor and our common stockholders, who will bear the costs and risks of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant.

We may in the future use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings.

Portfolio Securities

We will seek to achieve our investment objectives by investing in the following categories of securities:

Targeted Investments.  We may invest in a wide range of securities that generate income, including, but not limited to, debt securities and dividend paying equity securities.  Up to 25% of these securities may be invested in securities issued by MLPs.  Our investments in securities that generate income may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate and payment in kind features. Our investments may have extended or no maturities, may be secured or unsecured and may be senior or junior subordinated.  Securities that generate income also may be subject to call features and redemption provisions.  We may invest in securities that generate income of any credit quality, including up to 20% of our total assets in debt securities rated non-investment grade (commonly referred to as "junk bonds"), that are considered speculative as to the issuer’s capacity to pay interest and repay principal.

Securities that generate income in which we may invest include, but are not limited to, the following types of securities:

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Debt Securities.  We may invest in debt securities including bonds, debentures or other debt instruments expect to provide a high level of current income.  These securities may be senior or junior positions in the capital structure of a borrower, may be secured or unsecured with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower and may be used to finance leveraged buy outs, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower.  These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.  The base lending rate may be the London Inter-Bank Offer Rate ("LIBOR"), the prime rate offered by one or more major United States banks or some other base rate varying over time.  Certain of the bonds in which we may invest may have no an extended or no maturity or may be zero coupon bonds.  We may invest in debt securities that are not rated or securities that are non-investment grade.  Certain of these securities may be securities issued by MLPs.

We may invest in a wide variety of income-generating securities that are rated or determined by the Advisor to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers.  Investment grade quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody's), or if unrated are determined by the Advisor to be of comparable quality to the securities in which the Fund may otherwise invest.  Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody's or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality.  The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

We may invest up to 20% of our total assets in debt securities rated non-investment grade securities by NRSROS or unrated of comparable quality. Non-investment grade securities are rated Ba1 or lower by Moody’s Investors Service, Inc. ("Moody’s"), BB+ or lower by Standard & Poor’s Ratings Services ("S&P"), BB or lower by Fitch, Inc. ("Fitch"), or if unrated, determined by the Advisor to be of comparable quality.  The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield bonds." The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by us more volatile and could limit our ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, we may have difficulties determining the fair market value of such investments.  To the extent we invest in unrated lower grade securities, our ability to achieve our investment objectives will be more dependent on our Advisor’s credit analysis than would be the case when we invest in rated securities.

Because the risk of default is higher for non-investment grade securities than investment grade securities, our Advisor’s research and credit analysis is an especially important part of managing securities of this type. Our Advisor will attempt to identify those issuers of non-investment grade securities whose financial condition our Advisor believes are adequate to meet future obligations or have improved or are expected to improve in the future. Our Advisor’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

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Securities of MLPs.   In addition to debt securities issued by MLPs, we may invest in a wide range of equity securities issued by MLPs, including common units, convertible subordinated units, equity securities issued by affiliates of MLPs, I-Shares and limited liability company ("LLC") common units.  The following is a more detailed description of each such security.

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MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unitholders generally have first right to a minimum quarterly distribution ("MQD") prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions).  Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.  Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

o	MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

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Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of publicly traded limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

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MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically an LLC, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer and such shares are generally freely tradeable in the open market.  The issuer of the I-Shares is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

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Limited Liability Company Units.  Some companies in which we may invest have been organized as LLCs and are generally characterized as MLPs in the marketplace.  Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with our investment objectives and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings.  LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met.  In the event of liquidation, LLC common unitholders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

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Dividend-Paying Equity Securities.  We may invest in other dividend-paying equity investments that is expected to pay dividends on a current basis.  Equity investments may include common and preferred stock, limited partner interests, LLC interests, general partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or LLCs. When we acquire these securities in unregistered transactions, we also may obtain registration rights that may include demand and "piggyback" registration rights.  We may receive warrants or other non-income producing equity securities.  We may retain such securities, including equity shares received upon conversion of convertible securities, until we determine it is appropriate in light of current market conditions to effect a disposition of such securities.  Equity investments generally represent an equity ownership interest in an issuer.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own.  Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

Preferred equity generally has a preference over common equity in liquidation proceedings and for dividends.  As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock.   Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call.  Preferred stocks may not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period.

Restricted Securities.  We may invest up to 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities.  Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale.  Such securities are not freely tradeable in the open market.  This lack of liquidity creates special risks for us.  However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities.  Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions.  Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange ("NYSE"), the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so.  Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Rule 144A Securities. The Fund may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers.  Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards the Fund’s 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.  To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities.  We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).  These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Temporary Investments and Defensive Investments.  Pending investment of the proceeds of this offering, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities.  The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Investment Process

Our Advisor’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors.  Although our Advisor uses research provided by broker dealers and investment firms when available, primary emphasis is placed on proprietary analysis and risk, financial and valuation models conducted and maintained by our Advisor’s in-house investment professionals.  To determine whether a company meets its investment criteria, our Advisor will generally look for the targeted investment characteristics as described herein.

All decisions to invest in a company must be approved by the unanimous decision of our Advisor’s investment committee.

Investment Policies

We seek to achieve our investment objectives by investing in income-producing debt and equity securities of companies that our Advisor believes offer attractive distribution rates.

The following are our fundamental investment limitations set forth in their entirety. We may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

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make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	invest 25% or more of our total assets in any particular industry, except that we will concentrate our assets in the group of industries constituting the power and energy infrastructure sectors;

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underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

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purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

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purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

As a nonfundamental investment policy, under normal circumstances, we will invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We also have adopted the following additional nonfundamental policies:

•	We will not incur leverage if, immediately thereafter, our leverage is in excess of 15% of our total assets.

•	We will not invest more than 20% of our total assets in non-investment grade rated debt securities.

•	We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A, all of which may be illiquid securities.

•	We will invest a minimum of 40% of our total assets in debt securities.

•	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).

•	We will not engage in short sales.

    As used for the purpose of each nonfundamental investment policy above, the term "total assets" includes any assets obtained through leverage.  Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports).  Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets obtained through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs).  These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

Subject to policies established by our Advisor and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.

MANAGEMENT OF THE FUND

Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Certain employees of our Advisor are responsible for our day-to-day operations. The names and ages of our directors and executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and executive officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and executive officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Board of Directors consists of a majority of directors who are not "interested persons" (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors"). The directors who are "interested persons" (as defined in the 1940 Act) are referred to as "Interested Directors." Under our Articles of Incorporation (the "Charter"), the Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held by Director/Officer
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director since inception	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, "Financial Services Review," (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	7	None
John R. Graham (Born 1945)	Class III Director since inception
Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company); Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			7	Kansas State Bank
Charles E. Heath (Born 1944)	Class II Director since inception	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst ("CFA") designation since 1974.	7	None

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held by Director/Officer
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Class III Director and Chairman of the Board since inception	Managing Director of the Advisor since 2002; Member, Fountain Capital Management ("Fountain Capital") (1990-present); Director and Chairman of the Board of each of TYG, TYY, TYN, TTO and the two private investment companies managed by the Advisor since its inception; formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	7	None

Terry C. Matlack (Born 1956)	Class II Director and Chief Financial Officer since inception
Managing Director of the Advisor since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. ("KCEP") (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Director and Chief Financial Officer of each of TYG, TYY, TYN, TTO and the two privately held investment companies managed by the Adviser since its inception; Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of TYG, TYY and TYN from November 2005 to April 2008, of TTO and one of the two private investment companies from their inception to April 2008, and of the other private investment company since its inception; CFA designation since 1985.
			7	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since inception
Managing Director of the Advisor since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of one of the two private investment companies since 2007 and of the other private investment company from 2007 to June 2008; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008; CFA designation since 1992.
			N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since inception
Managing Director of the Advisor since 2002; Partner, Fountain Capital (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the two private investment companies since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.
			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception	Managing Director of the Advisor since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments,	N/A	None
_________

Name and Age	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held by Director/Officer
GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the two private investment companies since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.

(1)
This number includes four publicly traded closed-end funds (Tortoise Energy Infrastructure Corporation ("TYG"), Tortoise Energy Capital Corporation ("TYY"), Tortoise North American Energy Corporation ("TYN") and Tortoise Capital Resources Corporation ("TTO"), two privately-held closed-end funds and the Fund. Our Advisor also serves as the investment advisor to these funds.

(2)	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered "interested persons" within the meaning of the 1940 Act.

Other Senior Investment Professionals

Rob Thummel joined the Advisor in 2004 as an Investment Analyst. In September 2008, he was appointed President of TYN. Previously, Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of Great Plains Energy from 1998 to 2004 and a Senior Auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a master of Business Administration from the University of Kansas and a Bachelor of Science in Accounting from Kansas State University.

Bernard Colson joined the Advisor in 2007 as an Investment Analyst.  Previously, Mr. Colson was an Investment Analyst at Waddell & Reed from 2004 to 2006 where he covered the electric utilities and media industries.  Prior to Waddell & Reed, Mr. Colson was an Investment Analyst at Citigroup Asset Management from 2001 to 2004, where he covered the electric utilities and was a member of the Large Cap Core portfolio management team.  He received a Bachelor of Arts degree in Sociology from Yale University and a Master of Business Administration from the University of Michigan Business School.  Mr. Colson is a CFA Charter holder.

Audit and Valuation Committee

Our Board of Directors has a standing Audit and Valuation Committee that consists of three Independent Directors of the Fund: Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.  The Audit and Valuation Committee’s function is to select an independent registered public accounting firm to conduct the annual audit of our financial statements, review with the independent registered public accounting firm the outline, scope and results of this annual audit, review the investment valuations proposed by our Advisor’s investment committee and review the performance and approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit and Valuation Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit and Valuation Committee has at least one member who is deemed to be a financial expert and operates under a written charter approved by the Board of Directors. The Audit and Valuation Committee meets periodically, as necessary.

Nominating and Governance Committee

We have a Nominating and Governance Committee that consists exclusively of our three Independent Directors: Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath.  The Nominating and Governance Committee’s function is to: (1) identify individuals qualified to become Board members, consistent with criteria approved by our Board of Directors, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders and to fill any vacancies; (2) monitor the structure and membership of Board committees; (3) review issues and developments related to corporate governance issues and develop and recommend to the Board of Directors corporate governance guidelines and procedures to the extent necessary or desirable; (4) evaluate and make recommendations to the Board of Directors regarding director compensation; and (5) oversee the evaluation of the Board of Directors. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with our Bylaws.

Compliance Committee

We have a Compliance Committee that consists exclusively of our three Independent Directors: Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).  The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board of Directors or committee chair deems appropriate.

Board Compensation

Our directors and officers who are interested persons will receive no salary or fees from us. Each Independent Director will receive from us a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board of Directors or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board of Directors meeting). Independent Directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The annual retainer of each Independent Director and for the chairman of the Audit and Valuation Committee and other Committee Chairmen will be determined by the Board of Directors after completion of this offering.

We do not compensate our officers. No director or officer is entitled to receive pension or retirement benefits from us and no director receives any compensation from us other than in cash.

Our Advisor

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment advisor, pursuant to which it will serve as our investment advisor. Our Advisor was formed in October 2002 and has been managing assets in portfolios of MLPs and other energy infrastructure companies since that time. Our Advisor also manages the investments of four publicly traded funds and two privately-held funds, all of which are non-diversified, closed-end management investment companies and one of which has elected to be regulated as a BDC under the 1940 Act.

Our Advisor is controlled equally by FCM Tortoise, L.L.C. ("FCM"), an affiliate of Fountain Capital and KCEP.  KCEP has no operations and is a holding company.  FCM has no operations and serves as a holding company.  Fountain Capital’s ownership in our Advisor was transferred to FCM, a recently formed entity with the same principals as Fountain Capital, effective as of August 2, 2007.  The transfer did not result in a change in control of our Advisor.

•	Our Advisor was formed in 2002 by Fountain Capital and KCEP to provide portfolio management services exclusively with respect to energy infrastructure investments.

•	Fountain Capital was formed in 1990 and focuses primarily on providing investment advisory services to institutional investors with respect to non-investment grade rated debt.

•
KCEP was formed in 1993 and managed KCEP Ventures II, L.P. ("KCEP II"), a private equity fund with committed capital of $55 million invested in a variety of companies in diverse industries. KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has distributed proceeds to its partners. KCEP I, L.P. ("KCEP I"), a start-up and early-stage venture capital fund launched in 1994 and previously managed by KCEP, also recently completed the process of winding down. As a part of that process, KCEP I entered into a consensual order of receivership, which was necessary to allow KCEP I to distribute its remaining $1.3 million of assets to creditors and the Small Business Administration ("SBA"). The consensual order acknowledged a capital impairment condition and the resulting nonperformance by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the Small Business Investment Act of 1958 and the regulations thereunder.

Our Advisor has 33 full-time employees, including the five members of the investment committee of our Advisor.

Investment Committee

Management of our portfolio is the responsibility of our Advisor. Each of our Advisor’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for the four publicly held funds, and the two privately-held funds managed by our Advisor.  Our Advisor’s investment committee is comprised of its five Managing Directors: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. The members of our Advisor’s investment committee have an average of over 23 years of debt and equity investment experience. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Advisor’s investment committee, and any one member of our Advisor’s investment committee can require our Advisor to sell a security. Biographical information about each member of our Advisor’s investment committee is set forth below.

Kevin Birzer

Kevin Birzer has been a Managing Director of TCA since 2002 and is also a Member with Fountain Capital.  Mr. Birzer has 28 years of investment experience, and began his career in 1981 at KPMG Peat Marwick.  His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department.  In 1990, Mr. Birzer co-founded Fountain Capital, a high yield bond management firm, where he remains a part owner.  He earned his CFA designation in 1988.

Zachary Hamel

Zachary Hamel has been a Managing Director of our Advisor since 2002 and is also a Partner with Fountain Capital. Mr. Hamel also serves as Senior Vice President of the four publicly traded funds and the two privately-held funds managed by our Advisor.  Mr. Hamel joined Fountain Capital in 1997 and covered the energy, chemicals and utilities sectors. He earned his CFA designation in 1998.  Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corp. ("FDIC") for eight years as a Bank Examiner and a Regional Capital Markets Specialist.

Ken Malvey

Ken Malvey has been a Managing Director of TCA since 2002 and is also Partner with Fountain Capital.  Mr. Malvey also serves as Senior Vice President and Treasurer of the four publicly traded funds and the two privately held funds managed by our Advisor.  Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation.  Most recently, he was the Global Investment Risk Manger for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets.  Before joining GE Capital in 1996, he was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years.   He earned his CFA designation in 1996.

Terry Matlack

Terry Matlack has been a Managing Director of our Advisor since 2002 and serves as Chief Financial Officer and Director Assistant Treasurer of the four publicly traded funds and the two privately-held funds managed by our Advisor.  From 2001 to 2002, Mr. Matlack was a full-time Managing Director at KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack has also served as the Executive Vice President and a board member of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He earned his CFA designation in 1985.

David Schulte

David Schulte has been a Managing Director of our Advisor since 2002 and serves as Chief Executive Officer and President of two of the publicly traded funds, as Chief Executive Officer of two of the publicly traded funds, and one of the privately held funds and as President of the other privately held fund managed by our Advisor.  Previously, Mr. Schulte was a full-time Managing Director at KCEP from 1993 to 2002, where he led private financing for two growth MLPs. Mr. Schulte served on the Board of Directors of Inergy, LP, a propane gas MLP, from 2001 to 2004. Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co., Inc.  He is a certified public accountant ("CPA") and also earned his CFA designation in 1992.

The following table provides information about the other accounts managed on a day-to-day basis by each member of our Advisor’s investment committee as of December 31, 2008:

	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,20	0	$0
Zachary A. Hamel
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,20	0	$0
Kenneth P. Malvey
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	4	$157,970,377	1	$102,958,967
Other accounts	213	$1,462,563,20	0	$0
Terry C. Matlack
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	1	$102,958,967	1	$102,958,967
Other accounts	200	$227,767,796	0	$0

	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
David J. Schulte
Registered investment companies	5	$1,109,317,225	0	$0
Other pooled investment vehicles	1	$102,958,967	1	$102,958,967
Other accounts	200	$227,767,796	0	$0

Messrs. Birzer, Hamel, Malvey, Matlack and Schulte will not receive any direct compensation from us or any other of the managed accounts reflected in the table above. All such accounts are managed by our Advisor or Fountain Capital. All members of our Advisor’s investment committee are full-time employees of our Advisor and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control our Advisor, and each thus benefits from increases in the net income of our Advisor.

Conflicts of Interest

Our Advisor has a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that pay our Advisor an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Advisor may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Advisor by that other fund. Our Advisor has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Advisor in its discretion and in accordance with each client’s investment objectives and our Advisor’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in large volume transactions may produce better execution for us.

Our Advisor also serves as investment adviser for four other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy infrastructure sector.  See "Management of the Fund – Our Advisor."

Our Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Advisor.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Advisor and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our or their position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Advisor or its affiliates with power and energy infrastructure companies.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Advisor will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Advisor will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

The fair value of certain securities will be determined pursuant to methodologies established by our Board of Directors. Fair value pricing involves judgments that are inherently subjective and inexact. Our Advisor is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Advisor are based on the value of our average monthly Managed Assets.

Investment Advisory Agreement

Management Services

Pursuant to an investment advisory agreement, our Advisor will be subject to the overall supervision and review of our Board of Directors, will provide us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objectives and strategies. Our Advisor also will determine from time to time what securities we purchase, what securities will be held or sold, and what portions of our assets will be held uninvested as cash, short-duration securities or in other liquid assets, will maintain books and records with respect to all of our transactions, and will report to our Board of Directors on our investments and performance.

Our Advisor’s services to us under the investment advisory agreement will not be exclusive, and our Advisor is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us, so long as our Advisor’s services to us are not impaired by the provision of such services to others.

Management Fee

For the services, payments and facilities to be furnished by our Advisor, we will pay our Advisor annual compensation in an amount determined by reference to the average monthly value of our "Managed Assets."  "Managed Assets" means our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Accrued liabilities are expenses incurred in the normal course of our operations.  The compensation owed to our Advisor following each calendar quarter will be determined by multiplying the Managed Assets by 0.25% (to provide an annualized fee of 1%).  Such compensation will be calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter.

If the investment advisory agreement is initiated or terminated during any month, the fee for that month will be reduced proportionately on the basis of the number of calendar days during which the agreement is in effect and the fee will be computed based on the average Managed Assets for the business days the agreement is in effect for that month.

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Advisor and incurred in our operations, and we will bear the expenses related to our formation and this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Advisor and its staff, when and to the extent engaged in providing us investment advisory services, will be provided and paid for by our Advisor and not us. The compensation and expenses borne by us include, but are not limited to, the following:

•
other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits,

•
commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting, tax and legal services expenses,

•	taxes and interest,

•	governmental fees,

•	expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•
expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•
fees, expenses and disbursements of custodians and subcustodians for all services to us (including, without limitation. safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents, registrars and administrator for all services to us,

•	compensation and expenses of our directors who are not members of our Advisor’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares or notes,

•
all expenses incurred in connection with our organization and the offering of our common shares, including this offering, but not including the structuring fee to be paid by our Advisor to Wachovia Capital Markets, LLC, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The investment advisory agreement was approved by our Board of Directors on May __, 2009.  The investment advisory agreement will become effective as of the close of this offering, or such later date as stockholder approval of the agreement is obtained.  Unless terminated earlier as described below, it will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Advisor. The investment advisory agreement may also be terminated by our Advisor without penalty upon not less than 60 days’ written notice to us.

Liability of Advisor

The investment advisory agreement provides that our Advisor will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Advisor will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Advisor’s willful misconduct, bad faith or gross negligence or disregard by our Advisor of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Advisor’s obligations under that agreement.

Board Approval of the Investment Advisory Agreement

Our Board of Directors, including a majority of the Independent Directors, reviewed and approved the investment advisory agreement on May __, 2009. In considering the approval of the investment advisory agreement, our Board of Directors evaluated information provided by our Advisor and its legal counsel and considered various factors, including the following:

•
Services.  Our Board of Directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to us by our Advisor and found them sufficient to encompass the range of services necessary for our operation.

•
Comparison of Management Fee to Other Firms.  Our Board of Directors reviewed and considered, to the extent publicly available, the management fee arrangements of various groups of companies with business models that are similar to different aspects of our investment strategy.

•
Experience of Management Team and Personnel.  Our Board of Directors considered the extensive experience of the members of our Advisor’s investment committee with respect to the specific types of investments we propose to make and their past experience with similar kinds of investments. Our Board of Directors discussed numerous aspects of our investment strategy with members of our Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of our Advisor’s investment committee and investment professionals within the investment community.

•
Provisions of Investment Advisory Agreement.  Our Board of Directors considered the extent to which the provisions of the investment advisory agreement were comparable to the investment advisory agreements of various groups of companies with business models that are similar to different aspects of our investment strategy, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, our Board of Directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

•
Payment of Expenses.  Our Board of Directors considered the manner in which our Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. Our Board of Directors discussed how this structure was comparable to that of various groups of companies with business models that are similar to different aspects of our investment strategy.

Based on the information reviewed and the discussions among the members of our Board of Directors, our Board of Directors, including all of our Independent Directors, approved the investment advisory agreement and concluded that the management fee to be paid to our Advisor was reasonable in relation to the services to be provided.

License Agreement

Pursuant to the investment advisory agreement, our Advisor has consented to our use on a non-exclusive, royalty-free basis, of the name "Tortoise" in our name. We will have the right to use the "Tortoise" name so long as our Advisor or one of its approved affiliates remains our investment advisor. Other than with respect to this limited right, we will have no legal right to the "Tortoise" name. This right will remain in effect for so long as the investment advisory agreement with our Advisor is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. When the Fund purchases securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. The Fund also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund will also purchase securities including debt securities directly from an issuer, in which case no commissions or discounts will be paid.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor may, consistent with the interests of the Fund, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and the Advisor’s other clients. Such research, statistical and pricing services must provide lawful and appropriate assistance to the Advisor’s investment decision-making process in order for such research, statistical and pricing services to be considered by the Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Exchange Act. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under its contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to the Advisor in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff.

One or more of the other investment companies or accounts that the Advisor manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund’s Board of Directors that this advantage, when combined with the other benefits available due to the Advisor’s organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will be less than 30%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share, and up to 10,000,000 shares of preferred stock, $0.001 par value per share. Upon completion of this offering, we will have            of our common shares issued and outstanding. Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders are generally not liable for our debts or obligations.

The following table provides information about our outstanding capital stock upon completion of this offering (assuming the underwriter’s overallotment option is not exercised):

Title of Class	Number of Shares Authorized	Number of Shares Held by the Fund or for its Account	Number of Shares Outstanding
Common Stock	100,000,000	0
Preferred Stock	10,000,000	0	0

Common Shares

All common shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Our stockholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions. Our stockholders are also entitled to share ratably in the assets legally available for distribution to our stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of our capital stock.

In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any net income of, or other distributions from, us unless all accumulated dividends on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Holders of our common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All of our common shares will have equal dividend, liquidation and other rights.  Holders of common shares are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s capital stock.

     The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Fund requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter, each voting as a separate class. The "continuing directors" are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.

      Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Fund is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders.

Issuance of Additional Shares.  The Fund has no present intention of offering additional common shares, except as described herein and under the Dividend Reinvestment Plan, as amended from time to time.  Other offerings of common shares, if made, will require approval of the Board of Directors.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders.  We are seeking approval from the Fund’s initial stockholders (i.e., the stockholders of the Fund prior to this offering) for the authority to sell common shares for a price that is less than NAV per share, subject to certain conditions listed below.  All investors who purchase common shares in this offering will be bound by such approval.  As a result, during the first year of the Fund’s operation, there will be no stockholder approval sought prior to any issuance of common shares at a price that is less than NAV per share.  After the first year of the Fund’s operations, we intend to seek such approval from stockholders at each annual meeting of stockholders.  The issuance of additional shares of the Fund at below NAV will dilute the interest in the Fund’s assets, income and relative voting power of existing stockholders, including those who purchase common shares in this offering.

The number of shares that we may sell below NAV in one or more public or private offerings may not exceed twenty-five percent (25%) of our then outstanding common stock.  We believe that having the ability to issue and sell shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times.  When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act.  We expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities.  If our initial stockholders approve the proposal, the Fund will only issue shares of its common stock at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

•
a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s independent directors have determined that any such sale would be in the best interests of the Fund and its stockholders;

•
a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Fund of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount;

•
if the net proceeds of any such sale are to be used to make investments, a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth; and

•
the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

Preferred Shares

We may, but are not required to, issue preferred shares. As long as we remain subject to the 1940 Act at the time of a preferred share offering, we will be subject to the 1940 Act restriction that currently limits the aggregate liquidation preference of all outstanding preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We also believe the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

As long as we are subject to the 1940 Act, the holders of any preferred shares, voting separately as a single class, will have the right to elect at least two members of our Board of Directors at all times. The remaining directors will be elected by holders of common shares and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock will have the right to elect a majority of the directors at any time accumulated dividends on any preferred stock have not been paid for at least two years. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to adopt any plan of reorganization that would adversely affect the preferred stock. See "Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law." As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our preferred shares are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of the preferred shares, if issued, are expected to provide that (i) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) we may tender for or repurchase our preferred shares and (iii) we may subsequently resell any shares so tendered for or repurchased by us. Any redemption or purchase of our preferred shares will reduce the leverage applicable to our common shares, while any resale of our preferred shares will increase that leverage.

The discussion above describes the possible offering of our preferred shares. If our Board of Directors determines to proceed with such an offering, the terms of our preferred shares may be the same as, or different from, the terms described above, subject to applicable law and our Charter. Our Board of Directors, without the approval of the holders of our common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of our preferred shares to be offered.

The information contained under this heading is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws that have been filed as exhibits to our registration statement.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore expect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, only one class of directors will be elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.

Our classified board could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at such special meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions

We are covered by the Maryland Control Share Acquisition Act (the "Control Share Act"), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, and by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

We are covered by the Maryland Business Combination Act (the "Business Combination Act"), which provides that "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

NET ASSET VALUE

We will determine and publish the NAV of our common shares on at least a monthly basis and at such other times as our Board of Directors may determine. The NAV per common share equals our NAV divided by the number of outstanding common shares. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less: (i) all of our liabilities (including accrued expenses); (ii) accumulated and unpaid dividends on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine fair value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors.  Securities for which market quotations are readily available shall be valued at "market value."  If a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

•
The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter ("OTC") market on which the security is principally traded, up to the time of valuation, is used.  If there were no reported sales on the security's principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.
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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Debt securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A debt security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value.  Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities.  The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount.

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Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.  See "Management of the Fund - Conflicts of Interest."

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor (except to the extent discussed below under "U.S. Federal Income Tax Considerations for Non-U.S. Stockholders").  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.

The Fund intends to elect to be treated as, and to qualify each year for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a qualified publicly traded partnership.  A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (i) its "investment company taxable income," as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders.  However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31).  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

The Fund intends to invest a portion of its assets in MLPs.  Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of the RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. The Fund intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules and not more than 25% of the value of the Fund’s total assets will be invested in the securities of publicly traded partnerships.

Distributions paid to you by the Fund from its investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earning and profits. A portion of such distributions (if designated by the Fund) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities such as REITs, or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 15%) to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation that for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our common shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011. Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income.  Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Sales and other dispositions of the Fund’s common shares generally are taxable events.  You should consult your own tax advisor with reference to your individual circumstances to determine whether any particular transaction in the Fund’s common shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the common shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical common shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 35%, while long-term capital gain realized before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns.

If the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.  A stockholder may elect not to have all dividends and distributions automatically reinvested in shares of common shares of the Fund pursuant to the Plan.  If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash.  For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the stockholder in open-market purchases, for U.S. federal income tax purposes, the stockholder will be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash.  If a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. stockholder.  A Non-U.S. stockholder is a beneficial owner of shares of the Fund’s common stock other than a U.S. stockholder.  A U.S. stockholder is a beneficial owner of shares of the Fund’s common stock that is for U.S. federal income tax purposes:

•       a citizen or individual resident of the United States;

•       a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•       a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•       a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. stockholders have the authority to control all of its substantial decisions.

If an entity that is classified as a partnership for U.S. federal income tax purposes holds common shares of the Company, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.  Partnerships holding common shares of the Company and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax consequences of an investment in the Company’s common shares.

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S stockholder.  For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws.  This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax.  In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 per cent of the Company’s common stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of common shares of the Company is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. Federal income tax purposes.  This summary is based on the assumption that the Company will qualify as a RIC in each of its taxable years.  Distributions of the Fund’s "investment company taxable income" to Non-U.S. stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits.  In order to obtain a reduced rate of withholding, a Non-U.S. stockholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty.  Distributions made out of "qualified interest income" or net short-term capital gain in any taxable year of the Company beginning before January 1, 2010 will generally not be subject to this withholding tax.  If, however, a Non-U.S. stockholder who is an individual has been present in the United States for 183 days or more during the taxable year and meets certain other conditions, any such distribution of net short-term capital gain will be subject to U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable income tax treaty).

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of the Fund’s common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed.  In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.  The amount of any backup withholding from a payment to a Non-U.S. stockholder will be allowed as a credit against such Non-U.S. stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We, along with our Advisor, have adopted proxy voting policies and procedures ("Proxy Policy") that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, our Board of Directors has delegated responsibility for implementing the Proxy Policy to our Advisor.

In the event requests for proxies are received to vote equity securities on routine matters, such as election of directors or ratification of auditors, the proxies usually will be voted in accordance with the recommendation of the Fund’s management unless our Advisor determines it has a conflict or our Advisor determines there are other reasons not to vote in accordance with the recommendation of the Fund’s management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and equity compensation plans, corporate governance proposals and stockholder proposals, our Advisor will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Advisor will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer will be responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decisionmakers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but we will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by our Advisor’s investment committee and will be executed by our Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                          , serves as our independent registered public accounting firm.                                        will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. Our financial statements as of May 5, 2009 and for the period from July 5, 2007 (the date of our incorporation) through                  May 5, 2009 included herein have been audited by                                      . Their report on these financial statements is included herein.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

                                         , serves as our administrator.  We pay the administrator a fee computed at               .
                                   serves as our custodian. We pay the custodian a fee computed at

The transfer agent and registrar for our common shares is Computershare Trust Company, N.A. and its affiliate, Computershare, Inc., serves as our dividend paying agent.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by the Fund with the SEC. The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to the Fund and the offering of the common shares. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

____________________________

STATEMENT OF ADDITIONAL INFORMATION

____________________________

                                 , 2009

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements dated                   , 2009, notes to the financial statements and report of independent public accountants thereon will be filed with a pre-effective amendment to the Registrant’s Registration Statement.

2.	Exhibits:
Exhibit No.	Description of Document
a.1.	Articles of Incorporation(1)
b.	Bylaws(2)
c.	Inapplicable
d.	Form of Stock Certificate(2)
e.	Dividend Reinvestment Plan(2)
f.	Inapplicable
g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated May __, 2009(2)
h.1.	Form of Underwriting Agreement (2)
h.2.	Form of Structuring Fee Agreement (2)
i.	Inapplicable
j.	Custody Agreement with dated , 2009(2)
k.1.	Stock Transfer Agency Agreement with Computershare Trust Company, N.A dated , 2009(2)
k.2.	Administration Agreement with dated , 2009(2)
l.	Opinion of (2)
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm(2)
o.	Inapplicable
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Fund(2)
r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.(2)
____________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed August 3, 2007 (File Nos. 333-145105 and 811-22106).
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the form of underwriting agreement as Exhibit h hereto.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee
Securities and Exchange Commission fees	$	*
New York Stock Exchange listing fee	$	*
Directors’ fees and expenses	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing expenses	$	*
Transfer Agent’s fees	$	*
Miscellaneous	$	*
Total	$	*
____________

*     To be filed by amendment

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of  May 11, 2009, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	3

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Fund, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Fund or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Fund to indemnify and advance expenses to any person who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

The information in the Statement of Additional Information under the caption "Management of the Fund — Directors and Officers" and the information in the prospectus under the caption "Management of the Fund — Investment Advisor" is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian,                                   ,                             , at the offices of the transfer agent, Computershare Trust Company, N.A., 250 Royall Street MS 3B, Canton, MA 02021 or at the offices of the administrator,                                       ,                                        .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.

2.  Not applicable.

3.  Not applicable.

4.  Not applicable.

5.  The Registrant is filing this Registration Statement pursuant to Rule 430A under the 1933 Act and undertakes that: (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas on the 13th day of May, 2009.

Tortoise Power and Energy Infrastructure Fund, Inc.

By:	/s/ David J. Schulte
David J. Schulte,
President & CEO

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Terry C. Matlack	Chief Financial Officer and Director
Terry C. Matlack	(Principal Financial and Accounting Officer)	May 13, 2009

/s/ David J. Schulte	Chief Executive Officer
David J. Schulte	(Principal Executive Officer)	May 13, 2009

/s/ Conrad S. Ciccotello*	Director
Conrad S. Ciccotello		May 13, 2009

/s/ John R. Graham*	Director
John R. Graham		May 13, 2009

/s/ Charles E. Heath*	Director
Charles E. Heath		May 13, 2009

/s/ H. Kevin Birzer*	Director
H. Kevin Birzer		May 13, 2009

*By David J. Schulte pursuant to power of attorney filed on August 3, 2007 with the Registrant’s Registration Statement on Form N-2 (File Nos. 811-22106 and 333-145105).

Exhibit Index

Exhibit No.	Description of Document
a.1.	Articles of Incorporation(1)
b.	Bylaws(2)
c.	Inapplicable
d.	Form of Stock Certificate(2)
e.	Dividend Reinvestment Plan(2)
f.	Inapplicable
g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated May _, 2009(2)
h.1.	Form of Underwriting Agreement (2)
h.2.	Form of Structuring Fee Agreement (2)
i.	Inapplicable
j.	Custody Agreement with dated , 2009(2)
k.1.	Stock Transfer Agency Agreement with Computershare Trust Company, N.A dated , 2009(2)
k.2.	Administration Agreement with dated , 2009(2)
l.	Opinion of (2)
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm(2)
o.	Inapplicable
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Fund(2)
r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.(2)
____________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed August 3, 2007 (File Nos. 333-145105 and 811-22106).
(2)	To be filed by amendment.